 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 29, 1997
                                               SECURITIES ACT FILE NO. 33-44917
                                       INVESTMENT COMPANY ACT FILE NO. 811-6521
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          PRE-EFFECTIVE AMENDMENT NO.                       [_]

                      POST-EFFECTIVE AMENDMENT NO. 6                        [X]
                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                             AMENDMENT NO. 10                               [X]
                       (CHECK APPROPRIATE BOX OR BOXES.)

                               ----------------

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                  800 SCUDDERS MILL ROAD
                  PLAINSBORO, NEW JERSEY                  08536
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
                800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                  Copies to:
      PHILIP L. KIRSTEIN, ESQ.                    COUNSEL FOR THE FUND:
         MERRILL LYNCH ASSET                        BROWN & WOOD LLP
             MANAGEMENT                          ONE WORLD TRADE CENTER
            P.O. BOX 9011                     NEW YORK, NEW YORK 10048-0557
  PRINCETON, NEW JERSEY 08543-9011         ATTENTION: THOMAS R. SMITH, JR., ESQ.
                                                  FRANK P. BRUNO, ESQ.

 It is proposed that this filing will become effective (check appropriate box)
                   [X] immediately upon filing pursuant to paragraph (b)
                   [_] on (date), pursuant to paragraph (b)
                   [_] 60 days after filing pursuant to paragraph (a)(1)
                   [_] on (date) pursuant to paragraph (a)(1)
                   [_] 75 days after filing pursuant to paragraph (a)(2)
                   [_] on (date) pursuant to paragraph (a)(2) of rule 485.

            If appropriate, check the following box:

                   [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON JULY 22, 1997.

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
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
                                                     PROPOSED       PROPOSED
                                     AMOUNT OF       MAXIMUM        MAXIMUM
       TITLE OF SECURITIES          SHARES BEING  OFFERING PRICE   AGGREGATE       AMOUNT OF
        BEING REGISTERED             REGISTERED      PER UNIT    OFFERING PRICE REGISTRATION FEE
------------------------------------------------------------------------------------------------
Shares of beneficial interest
 (par
 value $.10 per share)..........     60,644,612       $13.16        $329,987          $100

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*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.

 (2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 68,337,561 shares of beneficial interest.

 (3) 7,718,024 of the shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.

 (4) 60,619,537 of the shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.

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

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-1A
 ITEM NO.                                               LOCATION
 --------                                               --------
 PART A
  Item  1.  Cover Page.................  Cover Page
  Item  2.  Synopsis...................  Fee Table; Merrill Lynch Select
                                          Pricing SM System
  Item  3.  Condensed Financial          Financial Highlights
             Information...............
  Item  4.  General Description of       Risk Factors and Special
             Registrant ...............   Considerations; Investment Objective
                                          and Policies; Additional Information
  Item  5.  Management of the Fund.....  Fee Table; Investment Objective and
                                          Policies; Portfolio Transactions;
                                          Management of the Fund; Inside Back
                                          Cover Page
  Item  5A. Management's Discussion of
             Fund Performance..........  Not Applicable
  Item  6.  Capital Stock and Other      Cover Page; Additional Information
             Securities................
  Item  7.  Purchase of Securities       Cover Page; Fee Table; Merrill Lynch
             Being Offered.............   Select Pricing SM System; Purchase of
                                          Shares; Shareholder Services;
                                          Additional Information; Inside Back
                                          Cover Page
  Item  8.  Redemption or Repurchase...  Fee Table; Merrill Lynch Select
                                          Pricing SM System; Shareholder
                                          Services; Purchase of Shares;
                                          Redemption of Shares
  Item  9.  Pending Legal Proceedings..  Not Applicable
 PART B
  Item 10.  Cover Page.................  Cover Page
  Item 11.  Table of Contents..........  Back Cover Page
  Item 12.  General Information and      Not Applicable
             History...................
  Item 13.  Investment Objectives and    Investment Objective and Policies
             Policies..................
  Item 14.  Management of the Fund.....  Management of the Fund
  Item 15.  Control Persons and
             Principal Holders of        Management of the Fund
             Securities................
  Item 16.  Investment Advisory and      Management of the Fund; Purchase of
             Other Services............   Shares; General Information
  Item 17.  Brokerage Allocation and     Portfolio Transactions and Brokerage
             Other Practices...........
  Item 18.  Capital Stock and Other      General Information
             Securities................
  Item 19.  Purchase, Redemption and
             Pricing of Securities       Purchase of Shares; Redemption of
             Being Offered.............   Shares; Determination of Net Asset
                                          Value; Shareholder Services; General
                                          Information
  Item 20.  Tax Status.................  Dividends and Distributions; Taxes
  Item 21.  Underwriter................  Purchase of Shares
  Item 22.  Calculation of Performance   Performance Data
             Data......................
  Item 23.  Financial Statements.......  Financial Statements
 PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

AUGUST 29, 1997

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  Merrill Lynch International Equity Fund (the "Fund") is a diversified, open-end management investment company seeking capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. The Fund is designed for investors seeking to complement their U.S. holdings through foreign equity investments. The Fund should be considered as a vehicle for diversification and not as a balanced investment program. Investments may be shifted among the various equity markets of the world outside of the United States depending upon management's outlook with respect to prevailing trends and developments. It is anticipated that a substantial portion of the Fund's assets will be invested in the developed countries of Europe and the Far East and that a significant portion of its assets also may be invested in developing countries. The Fund may employ a variety of investments and techniques to hedge against market and currency risk. There can be no assurance that the Fund's investment objective will be achieved. Investments on an international basis in foreign securities markets involve certain risk factors. See "Risk Factors and Special Considerations" below. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 12.

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. As a result of the implementation of the Merrill Lynch Select Pricing SM System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. See "Merrill Lynch Select Pricing SM System" on page 3.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800)], or from securities dealers that have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------

  THESE SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
    AND  EXCHANGE  COMMISSION  NOR  HAS  THE  COMMISSION  PASSED  UPON  THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO  THE
        CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated August 29, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------
             MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER
             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                    CLASS A(a)         CLASS B(b)          CLASS C    CLASS D
                    ----------         ----------        ------------ -------
SHAREHOLDER TRANS-
 ACTION EXPENSES:
 Maximum Sales
  Charge Imposed
  on Purchases (as
  a percentage of
  offering price).     5.25%(c)           None               None      5.25%(c)
 Sales Charge Im-
  posed on Divi-
  dend Reinvest-
  ments...........     None               None               None      None
 Deferred Sales
  Charge (as a
  percentage of
  original pur-
  chase price or
  redemption pro-
  ceeds, whichever               4.0% during the first
  is lower).......     None(d)           year,           1.0% for one  None(d)
                                decreasing 1.0% annually   year(f)
                                thereafter to 0.0% after
                                          the
                                     fourth year(e)
 Exchange Fee.....     None               None               None      None
ANNUAL FUND OPER-
 ATING EXPENSES
 (AS A PERCENTAGE
 OF AVERAGE NET
 ASSETS):
 Investment Advi-
  sory Fees(g)....     0.75%              0.75%              0.75%     0.75%
 12b-1 Fees(h):
 Account Mainte-
  nance Fees......     None               0.25%              0.25%     0.25%
 Distribution
  Fees............     None               0.75%              0.75%     None
                                (Class B shares convert
                                           to
                                     Class D shares
                                     automatically
                                  after approximately
                                      eight years
                                and cease being subject
                                           to
                                   distribution fees)
 Other Expenses:
 Custodial Fees...     0.11%              0.11%              0.11%     0.11%
 Shareholder Ser-
  vicing Costs(i).     0.17%              0.20%              0.21%     0.17%
 Other............     0.08%              0.08%              0.08%     0.08%
                       ----               ----               ----      ----
  Total Other Ex-      0.36%              0.39%              0.40%     0.36%
   penses.........     ----               ----               ----      ----
 Total Fund Oper-      1.11%              2.14%              2.15%     1.36%
  ating Expenses..     ====               ====               ====      ====

--------

(a) Class A shares are sold to a limited group of investors including certain retirement plans and certain participants in fee-based programs. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares" --page 22.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" --page 24.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares" --page 22.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 34.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 34.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 34.

(g) See "Management of the Fund--Advisory and Management Arrangements" --page
    17.

(h) See "Purchase of Shares--Distribution Plans" --page 27.

(i) See "Management of the Fund--Transfer Agency Services" --page 19.

EXAMPLE:

                            CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                            ---------------------------------------------------
                             1 YEAR       3 YEARS      5 YEARS       10 YEARS
                            ----------   ----------   -----------   -----------
An investor would pay the
 following expenses on a
 $1,000 investment includ-
 ing the maximum $52.50
 initial sales charge
 (Class A and Class D
 shares only) and assuming
 (1) the Total Fund Oper-
 ating Expenses for each
 class set forth on page
 2; (2) a 5% annual return
 throughout the periods
 and (3) redemption at the
 end of the period (in-
 cluding any applicable
 CDSC for Class B and
 Class C shares):
  Class A.................   $ 63        $86           $110          $181
  Class B.................   $ 62        $87           $115          $227*
  Class C.................   $ 32        $67           $115          $248
  Class D.................   $ 66        $93           $123          $207
An investor would pay the
 following expenses on the
 same $1,000 investment
 assuming no redemption at
 the end of the period:
  Class A.................   $ 63        $86           $110          $181
  Class B.................   $ 22        $67           $115          $227*
  Class C.................   $ 22        $67           $115          $248
  Class D.................   $ 66        $93           $123          $207

--------
* Assumes conversion to Class D shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser") or its affiliate, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM which utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."


                                              ACCOUNT
                                            MAINTENANCE DISTRIBUTION       CONVERSION
   CLASS          SALES CHARGE(/1/)             FEE         FEE             FEATURE
-------------------------------------------------------------------------------------------
     A          Maximum 5.25% initial           No           No                No
                sales charge(/2/)(/3/)
-------------------------------------------------------------------------------------------
     B     CDSC for a period of four years,    0.25%        0.75%     B shares convert to
             at a rate of 4.0% during the                            D shares automatically
             first year, decreasing 1.0%                              after approximately
                annually to 0.0%(/4/)                                     eight years(/5/)
-------------------------------------------------------------------------------------------
     C       1.0% CDSC for one year(/6/)       0.25%        0.75%              No
-------------------------------------------------------------------------------------------
     D          Maximum 5.25% initial          0.25%         No                No
                  sales charge(/3/)

                                           (footnotes appear on following page)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Certain Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

Class A:

    Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Certain purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B:

    Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class B shares, and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

Class C:

    Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

Class D:

    Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for the Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class
A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Class A, Class B, Class C and Class D share holdings will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal year ended May 31, 1997, are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the financial statements.

                                     CLASS A                            CLASS B
                          ------------------------------- -------------------------------------
                                                FOR THE                                FOR THE
                                                PERIOD                                  PERIOD
                          FOR THE YEAR ENDED  OCTOBER 21,     FOR THE YEAR ENDED       JULY 30,
                               MAY 31,         1994+ TO            MAY 31,             1993+ TO
                          -------------------   MAY 31,   ---------------------------  MAY 31,
                           1997++    1996++      1995      1997++    1996++    1995     1994++
                          --------- --------- ----------- --------  -------- --------  --------
Increase (Decrease) in
 Net Asset Value:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....  $  11.94  $   10.25   $ 11.73   $  11.76  $  10.19 $  11.44  $  10.00
                          --------  ---------   -------   --------  -------- --------  --------
 Investment income
  (loss)--net...........       .12        .16       .26        .01       .04      .02      (.02)
 Realized and unrealized
  gain (loss) on
  investments and
  foreign currency
  transactions--net.....      1.09       1.53     (1.05)      1.08      1.53     (.69)     1.46
                          --------  ---------   -------   --------  -------- --------  --------
Total from investment
 operations.............      1.21       1.69      (.79)      1.09      1.57     (.67)     1.44
                          --------  ---------   -------   --------  -------- --------  --------
Less dividends and
 distributions:
 Investment income--net.      (.24)        --      (.15)      (.10)       --     (.04)       --
 In excess of investment
  income--net...........      (.01)        --        --       (.01)       --       --        --
 Realized gain on
  investments--net......      (.32)        --      (.54)      (.32)       --     (.54)       --
                          --------  ---------   -------   --------  -------- --------  --------
Total dividends and
 distributions..........      (.57)        --      (.69)      (.43)       --     (.58)       --
                          --------  ---------   -------   --------  -------- --------  --------
Net asset value, end of
 period.................  $  12.58  $   11.94   $ 10.25   $  12.42  $  11.76 $  10.19  $  11.44
                          ========  =========   =======   ========  ======== ========  ========
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share..............    10.76%     16.49%    (6.78%)#    9.70%    15.41%   (5.91%)   14.40%#
                          ========  =========   =======   ========  ======== ========  ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................     1.11%      1.06%     1.23%*     2.14%     2.09%    2.13%     2.07% *
                          ========  =========   =======   ========  ======== ========  ========
Investment income
 (loss)--net............     1.04%      1.47%     4.64%*      .08%      .37%     .23%     (.19%)*
                          ========  =========   =======   ========  ======== ========  ========
SUPPLEMENTAL DATA:
Net assets, end of
 period (in thousands)..  $ 44,624  $ 116,628   $74,478   $583,213  $945,368 $961,941  $844,295
                          ========  =========   =======   ========  ======== ========  ========
Portfolio turnover......    60.56%     71.86%    63.95%     60.56%    71.86%   63.95%    50.63%
                          ========  =========   =======   ========  ======== ========  ========
Average commission rate
 paid ##................  $  .0004  $   .0005        --   $  .0004  $  .0005       --        --
                          ========  =========   =======   ========  ======== ========  ========

--------
+Commencement of Operations.                            * Annualized.
                                                        ** Total investment
++Based on average shares outstanding during the           returns exclude the
  period.                                                  effect of sales
#Aggregate total investment return.                        loads.

##  For fiscal years beginning on or after
    September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
    The "Average commission rate paid" includes commissions paid in foreign currencies which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

###Amount is less than $.01 per share.

            CLASS C                              CLASS D
---------------------------------- -------------------------------------
                         FOR THE                                FOR THE
                         PERIOD                                  PERIOD
FOR THE YEAR ENDED     OCTOBER 21,     FOR THE YEAR ENDED       JULY 30,
      MAY 31,           1994+ TO            MAY 31,             1993+ TO
----------------------   MAY 31,   ---------------------------  MAY 31,
 1997++       1996++      1995      1997++    1996++    1995     1994++
---------    --------- ----------- --------  -------- --------  --------
$   11.65    $   10.10   $ 11.62   $  11.94  $  10.27 $  11.51  $  10.00
---------    ---------   -------   --------  -------- --------  --------
       --###       .05       .24        .10       .13      .10       .04
     1.08         1.50     (1.09)      1.09      1.54     (.68)     1.47
---------    ---------   -------   --------  -------- --------  --------
     1.08         1.55      (.85)      1.19      1.67     (.58)     1.51
---------    ---------   -------   --------  -------- --------  --------
     (.14)          --      (.13)      (.21)       --     (.12)       --
     (.01)          --        --       (.01)       --       --        --
     (.32)          --      (.54)      (.32)       --     (.54)       --
---------    ---------   -------   --------  -------- --------  --------
     (.47)          --      (.67)      (.54)       --     (.66)       --
---------    ---------   -------   --------  -------- --------  --------
$   12.26    $   11.65   $ 10.10   $  12.59  $  11.94 $  10.27  $  11.51
=========    =========   =======   ========  ======== ========  ========
    9.71%       15.35%    (7.36%)#   10.50%    16.26%   (5.11%)   15.10%#
=========    =========   =======   ========  ======== ========  ========
    2.15%        2.09%     2.30%*     1.36%     1.31%    1.34%     1.31%*
=========    =========   =======   ========  ======== ========  ========
     .04%         .45%     4.26%*      .86%     1.13%     .85%      .55%*
=========    =========   =======   ========  ======== ========  ========
$  24,774    $  46,985   $25,822   $119,024  $175,151 $188,583  $208,007
=========    =========   =======   ========  ======== ========  ========
   60.56%       71.86%    63.95%     60.56%    71.86%   63.95%    50.63%
=========    =========   =======   ========  ======== ========  ========
$   .0004    $   .0005        --   $  .0004  $  .0005       --        --
=========    =========   =======   ========  ======== ========  ========

                  RISK FACTORS AND SPECIAL CONSIDERATIONS

  International Investing. International investments involve certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial, political and social factors. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes. As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

  Most of the securities held by the Fund will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

  Foreign financial markets, while generally growing in trading volume, typically have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

  A significant portion of the Fund's assets may be invested in the developing countries of the world, including, but not limited to, countries located in Eastern Europe, Latin America and the Far East. The risks noted above, as well as in "Restrictions on Foreign Investment" below, are often heightened for investments in developing countries.

  Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustration, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities which may have less advantageous terms than securities of the company available for purchase by nationals.

  A number of countries, such as South Korea, Taiwan and Thailand, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

  In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. Also, the Investment Company Act limits the Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions also may restrict the Fund's investments in certain foreign banks and other financial institutions.

  Hedging Strategies. The Fund may engage in various portfolio strategies to seek to hedge its portfolio against adverse market movements. Utilization of hedging strategies involves the risk of an imperfect correlation in movements in the price of the hedge and in the price of the securities or currencies which are the subject of the hedge. Hedge transactions in foreign markets also are subject to the risk factors associated with foreign investments generally, as discussed above. There can be no assurance that the Fund's hedging strategies will be effective.

  No Rating Criteria for Debt Securities. The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase debt securities that are in default or which the Investment Adviser believes will be in default.

  Borrowing. The Fund may borrow up to 20% of its total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. The Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

  Fees and Expenses. The investment advisory fee (at the annual rate of 0.75% of the Fund's average daily net assets) and other operating expenses of the Fund may be higher than the investment advisory fees and operating expenses of other mutual funds managed by the Investment Adviser and other investment advisers.

  Other Special Considerations. Other special considerations are that the Fund may invest up to 15% of its total assets in illiquid investments, which include securities for which there is no readily available market, and that the Fund may invest more than 5% of its assets in securities issued or guaranteed by certain foreign governments.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities. There can be no assurance that the Fund's investment objective will be achieved. The investment objective of the Fund is a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The Fund may employ a variety of investments and techniques to hedge against market and currency risk. The Fund is designed for investors seeking to complement their U.S. holdings through foreign equity investments. The Fund should be considered as a vehicle for diversification and not as a balanced investment program.

  The Fund, utilizing the combined purchasing power of its shareholders' funds, provides the investor with the opportunity to participate with a minimum investment of $1,000 ($100 for retirement plans and $500 for participants in certain fee-based programs) in a diversified portfolio of equity securities in foreign markets which typically would require substantially larger commitments. Other advantages include worldwide professional management and administrative convenience. Unlike many intermediary investment vehicles, such as closed-end investment companies that invest in a single country, the Fund intends to diversify investment risk among the capital markets of a number of countries.

  The Fund will invest in an international portfolio of securities of foreign companies located throughout the world. While there are no prescribed limits on the geographic allocation of the Fund's investments, management of the Fund anticipates that a substantial portion of its assets will be invested in the developed countries of Europe and the Far East. However, for the reasons stated below, management of the Fund will give special attention to investment opportunities in the developing countries of the world, including, but not limited to, Eastern Europe, Latin America and the Far East. It is anticipated that a significant portion of the Fund's assets may be invested in such developing countries, and the Fund may invest without limit in such securities.

  The allocation of the Fund's assets among the various foreign securities markets will be determined by the Investment Adviser and by the Fund's sub-adviser, Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), based primarily on an assessment of the relative condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Within such allocations, the Investment Adviser and MLAM U.K. will seek to identify equity investments in each market which are expected to provide a total return which equals or exceeds the return of such market as a whole.

  A significant portion of the Fund's assets may be invested in developing countries. This allocation of the Fund's assets reflects the belief that attractive investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain developing countries with smaller capital markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly so-called "emerging" countries (such as Malaysia, Mexico and Thailand), which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Because of the general illiquidity of the capital markets in certain developing countries, the Fund may invest in a relatively small number of leading or relatively actively traded companies in such countries' capital markets in the expectation that the investment experience of the securities of such companies will substantially represent the investment experience of the countries' capital markets as a whole.

  While the Fund will primarily emphasize investments in common stock, the Fund's equity investments may also include preferred stocks, convertible debt securities and other instruments the return on which is linked to the performance of a common stock or a basket or index of common stocks ("equity securities"). The Fund may also invest in non-equity securities including longer-term, non-convertible debt securities, cash or cash equivalents in U.S. dollars or foreign currencies and short-term securities including money market securities. Under certain adverse investment conditions, for defensive purposes, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in short-term obligations of U.S. issuers. Under normal conditions, at least 65% of the Fund's total assets will be invested in the securities of issuers from at least three different foreign countries. Investments made for defensive purposes will be maintained only during periods in which the Investment Adviser or MLAM U.K. determines that economic or financial conditions are adverse for holding or being invested in equity securities of foreign issuers. A portion of the portfolio normally will be held in U.S. dollars or short-term interest bearing U.S. dollar-denominated securities to provide for possible redemptions.

  The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the United States and Europe and are designed for use throughout the world. The Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such securities.

  The Fund also may invest up to 35% of its net assets in longer-term, non-convertible debt securities, emphasizing debt securities which offer the opportunity for capital appreciation. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, relative interest rate levels, or the creditworthiness of issuers. In accordance with its investment objective, the Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may, from time to time, invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), notwithstanding that the Fund may not anticipate that such securities will experience substantial capital appreciation. Such income can be used, however, to offset the operating expenses of the Fund.

  The Fund may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ("government entities"), issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development ("supranational entities"), or issued by foreign corporations or financial institutions.

  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

  The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding ratings of debt securities. The Fund does not intend to purchase debt securities that are in default.

OTHER INVESTMENT PRACTICES

  Portfolio Strategies Involving Indexed and Inverse Securities, Options, Futures, Swaps and Foreign Exchange Transactions. The Fund may use certain derivative instruments, including indexed and inverse securities, options, futures and swaps, and may engage in foreign exchange transactions. Transactions involving such instruments expose the Fund to certain risks. The Fund's use of these instruments and the associated risks are described in detail in Appendix A attached to this Prospectus.

  Portfolio Transactions. In executing portfolio transactions, the Investment Adviser and MLAM U.K. seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser and MLAM U.K. generally seek reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as the Fund's broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis and may receive brokerage commissions from the Fund. In addition, consistent with the Conduct Rules of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions.

  Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

  Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This insulates the Fund from market fluctuations during such period although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. The Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. If the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.

INVESTMENT RESTRICTIONS

  The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies or instrumentalities). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Trustees without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes, such as the redemption of Fund shares. The Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions.

  As a non-fundamental policy, the Fund will not invest in securities which cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Trustees continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Trustees may adopt guidelines and delegate to the Investment Adviser and MLAM U.K. the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

  The Board of Trustees of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Trustees of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Trustees of the Fund are:

  Arthur Zeikel*--President of the Investment Adviser and its affiliate, FAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.; and Director of the Distributor.

  Donald Cecil--Special Limited Partner of Cumberland Partners (an investment partnership).

  Edward H. Meyer--Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

  Charles C. Reilly--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

  Richard R. West--Dean Emeritus of New York University Leonard N. Stern School of Business Administration.

  Edward D. Zinbarg--Former Executive Vice President of The Prudential Insurance Company of America.
--------
*Interested person, as defined in the Investment Company Act, of the Fund.

ADVISORY AND MANAGEMENT ARRANGEMENTS

  MLAM acts as the Fund's investment adviser. The Investment Adviser is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Investment Adviser or its affiliate, FAM, acts as the investment adviser to more than 140 registered investment companies and provides investment advisory services to individual and institutional accounts. As of July 31, 1997, the Investment Adviser and FAM had a total of approximately $267.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser.

  The investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Trustees of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research and analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser and MLAM U.K., subject to review by the Board of Trustees. The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

  The Fund pays the Investment Adviser a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. This fee is higher than that of many mutual funds, including many other mutual funds managed by the Investment Adviser and other investment advisers, but management of the Fund believes this fee is justified by the additional investment research and analysis required in connection with investing in equities on an international basis. For the fiscal year ended May 31, 1997, the fee paid by the Fund to the Investment Adviser was $7,799,527 (based upon average daily net assets of approximately $1.0 billion).

  The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England. For the fiscal year ended May 31, 1997, the fee paid by the Investment Adviser to MLAM U.K. was $1,042,511.

  The Fund pays certain expenses incurred in its operations, including, among other things, the investment advisory fees; legal and audit fees; unaffiliated Trustees' fees and expenses; registration fees; custodian and transfer agency fees; accounting and pricing costs; and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Also, accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services on a semi-annual basis. For the fiscal year ended May 31, 1997 the Fund reimbursed the Investment Adviser $238,275 for accounting services. For the fiscal year ended May 31, 1997, the ratio of total expenses to average net assets for the Class A, Class B, Class C and Class D shares was 1.11%, 2.14%, 2.15% and 1.36%, respectively.

  Decisions concerning the allocation of the Fund's assets among the three prime regions outside the United States (i.e., Europe, Latin America and the Pacific Basin) as well as country and individual security selection, will generally be made by the Fund's Portfolio Manager, who is based in London.

  Andrew John Bascand is the Vice President and Portfolio Manager of the Fund. He has been a Director of MLAM U.K. since 1993 and Director of Merrill Lynch Global Asset Management Limited ("MLGAM") since 1994. Mr. Bascand is responsible for the day-to-day management of the Fund's investment portfolio.

CODE OF ETHICS

  The Board of Trustees of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing a beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended May 31, 1997, the Fund paid the Transfer Agent $2,037,291 pursuant to the Transfer Agency Agreement.

                               PURCHASE OF SHARES

  The Distributor, an affiliate of both the Investment Adviser and of Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1 and for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50.

  The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and their relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under "Merrill Lynch Select Pricing SM System" on page 3.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution
Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System.


                                              ACCOUNT
                                            MAINTENANCE DISTRIBUTION       CONVERSION
   CLASS          SALES CHARGE(/1/)             FEE         FEE             FEATURE
-------------------------------------------------------------------------------------------
     A          Maximum 5.25% initial           No           No                No
                sales charge(/2/)(/3/)
-------------------------------------------------------------------------------------------
     B     CDSC for a period of four years,    0.25%        0.75%     B shares convert to
             at a rate of 4.0% during the                            D shares automatically
             first year, decreasing 1.0%                              after approximately
                annually to 0.0%(/4/)                                   eight years(/5/)
-------------------------------------------------------------------------------------------
     C       1.0% CDSC for one year(/6/)       0.25%        0.75%              No
-------------------------------------------------------------------------------------------
     D          Maximum 5.25% initial          0.25%         No                No
                  sales charge(/3/)

--------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                             SALES CHARGE AS    DISCOUNT TO
                           SALES CHARGE AS   PERCENTAGE* OF   SELECTED DEALERS
                            PERCENTAGE OF    THE NET AMOUNT   AS PERCENTAGE OF
AMOUNT OF PURCHASE        THE OFFERING PRICE    INVESTED     THE OFFERING PRICE
------------------        ------------------ --------------- ------------------
Less than $25,000........        5.25%            5.54%             5.00%
$25,000 but less than
 $50,000.................        4.75             4.99              4.50
$50,000 but less than
 $100,000................        4.00             4.17              3.75
$100,000 but less than
 $250,000................        3.00             3.09              2.75
$250,000 but less than
 $1,000,000..............        2.00             2.04              1.80
$1,000,000 and over**....        0.00             0.00              0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more, and on Class A purchases by certain retirement plan investors and participants in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

  During the fiscal year ended May 31, 1997, the Fund sold 5,010,009 Class A shares for aggregate net proceeds of $58,060,092. The gross sales charges for the sale of Class A shares of the Fund for that year were $6,553, of which $439 and $6,114 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver.

  During the fiscal year ended May 31, 1997, the Fund sold 2,948,566 Class D shares for aggregate net proceeds of $34,763,784. The gross sales charges for the sale of Class D shares of the Fund for that year were $98,162, of which $5,823 and $92,339 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain fee-based programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to certain employer-sponsored retirement or savings plans and to Employee Access SM Accounts available through authorized employers. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC which declines each year, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans."

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. The proceeds from account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services-- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                               CLASS B CDSC AS A
                                                                 PERCENTAGE OF
      YEAR SINCE PURCHASE                                        DOLLAR AMOUNT
      PAYMENT MADE                                             SUBJECT TO CHARGE
      -------------------                                      -----------------
      0-1.....................................................       4.00%
      1-2.....................................................       3.00
      2-3.....................................................       2.00
      3-4.....................................................       1.00
      4 and thereafter........................................       0.00

For the fiscal year ended May 31, 1997 the Distributor received CDSCs of $2,672,821 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased after October 21, 1994).

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC is also waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for any Class B shares purchased within qualifying Employee Access SM Accounts. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs." For the fiscal year ended May 31, 1997, the Distributor received CDSCs of $19,009 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed-income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

  The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class, in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended May 31, 1997, the Fund paid the Distributor $7,683,509 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $770.5 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended May 31, 1997, the Fund paid the Distributor $377,674 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $37.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended May 31, 1997, the Fund paid the Distributor $367,308 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $147.3 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the Distributor on related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

  As of December 31, 1996, with respect to Class B shares, fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since July 30, 1993 (commencement of operations) exceeded fully allocated accrual revenues for such period by approximately $9,136,000 (1.20% of Class B net assets at that date). As of May 31, 1997, with respect to Class B shares, direct cash revenues for the period since July 30, 1993 (commencement of operations) exceeded direct cash expenses by $21,202,340 (3.64% of Class B net assets at that date). As of December 31, 1996, with respect to Class C shares, fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since October 21, 1994 (commencement of operations) exceeded fully allocated accrual revenues for such period by approximately $326,000 (0.84% of Class C net assets at that date). As of May 31, 1997, with respect to Class C shares, direct cash revenues for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $531,464 (2.15% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all full and fractional shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branches and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

  Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The quarterly statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

SYSTEMATIC WITHDRAWAL PLANS

  A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions.

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA (R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA (R) account or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

  The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND or (800) 637-3863.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees, distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized long- or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information--Determination of Net Asset Value." Dividends and distributions will be reinvested automatically in shares of the Fund at net asset value without a sales charge. However, a shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

  Gains or losses attributable to foreign currency gains or losses from certain forward contracts may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions, and (b) all or a portion of distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, thereby reducing each shareholder's tax basis in Fund shares for Federal income tax purposes and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming that the shares were held as a capital asset). For a detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Additional Information--Taxes."

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to shareholders as capital gains. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would also require this written notice to designate the amounts of various categories of capital gain income included in capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the shareholder and the RIC. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under recent legislation the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE

  Net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

  The net asset value is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities

(including accrued expenses) by the total number of shares outstanding at such time rounded to the nearest cent. Expenses, including the management fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of the Class A shares will generally be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; in addition, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

ORGANIZATION OF THE FUND

  The Fund was organized on January 3, 1992, under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund is authorized to issue an unlimited number of shares of beneficial interest of $.10 par value of different classes. At the date of this Prospectus, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Shares of Class A, Class B, Class C and Class D represent interests in the assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." Shares issued are fully paid, non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus.

  The Declaration of Trust of the Fund, as amended (the "Declaration"), does not require that the Fund hold an annual meeting of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new investment advisory and management arrangements, a material increase in distribution fees or a change in the fundamental policies, objective or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

    Merrill Lynch Financial Data Services, Inc.
    P.O. Box 45289
    Jacksonville, FL 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                               ----------------

  The Declaration of Trust establishing the Fund, dated January 3, 1992, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch International Equity Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund, but the "Trust Property" only shall be liable.

                    [This page is intentionally left blank.]

    MERRILL LYNCH INTERNATIONAL EQUITY FUND -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
                [_] Class A shares        [_] Class B shares
                [_] Class C shares        [_] Class D shares

of Merrill Lynch International Equity Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:

    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: Please list all funds. (Use a separate sheet of paper if necessary.)

1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................

Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
                                         .....................................
                                         .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)

(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS


     Ordinary Income Dividends            Long-Term Capital Gains
     SELECT  [_] Reinvest                 SELECT  [_] Reinvest
     ONE:    [_] Cash                     ONE:    [_] Cash


If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:
   [_] Check  or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch International Equity Fund Authorization Form.

Specify type of account (check one): [_] checking  [_] savings

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................

(If joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

   MERRILL LYNCH INTERNATIONAL EQUITY FUND -- AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
3. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER

           [                                                      ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
Dear Sir/Madam:                                    Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch International Equity Fund or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch International Equity Fund Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc. my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch International Equity Fund held as security.

By: .................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                              (If registered in joint names,
                                                     both must sign)

  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
                                         Account Number.......................
Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
    Branch Office, Address, Stamp        We hereby authorize Merrill Lynch
-                                  -     Funds Distributor, Inc. to act as
                                         our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases or sales made under a
                                         Letter of Intention, Automatic
                                         Investment Plan or Systematic
                                         Withdrawal Plan. We guarantee the
                                         shareholder's signature.

                                         .....................................
                                                Dealer Name and Address
-                                  -
This form when completed should be       By ..................................
mailed to:                                  Authorized Signature of Dealer

  Merrill Lynch International            [_][_][_]   [_][_][_][_].............
    Equity Fund                          Branch Code F/C No.     F/C Last Name
  c/o Merrill Lynch Financial
    Data Services, Inc.                  [_][_][_][_][_][_][_][_]
  P.O. Box 45289                          Dealer's Customer A/C No.
  Jacksonville, FL 32232-5289

     MERRILL LYNCH INTERNATIONAL EQUITY FUND--AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

Name of Owner.........................  [                               ]
      First Name    Initial  Last Name      Social Security Number or
                                             Taxpayer Identification
                                                     Number
Name of Co-Owner (if any).............
      First Name    Initial  Last Name

Address...............................     Account Number ....................
                                           (if existing account)
 ......................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares in Merrill Lynch International Equity Fund at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on _______ or as soon as possible thereafter.
              (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE):
[_] $ _____ or [_] _____ % of the current value of [_] Class A or
[_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (Please Print)......................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

     ........................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

    MERRILL LYNCH INTERNATIONAL EQUITY FUND--AUTHORIZATION FORM (PART 2)--
                                  (CONTINUED)
-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

                  [_] Class A shares      [_] Class B shares
                  [_] Class C shares      [_] Class D shares

of Merrill Lynch International Equity Fund subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS
    MERRILL LYNCH FINANCIAL DATA           DRAWN BY MERRILL LYNCH FINANCIAL
           SERVICES, INC.                         DATA SERVICES, INC.

You are hereby authorized to draw an     To...............................Bank
ACH debit each month on my bank                        (Investor's Bank)
account for investment in Merrill
Lynch International Equity Fund as       Bank Address.........................
indicated below:

  Amount of each ACH debit $........     City....... State........ Zip.......

  Account Number....................
                                         As a convenience to me, I hereby
Please date and invest ACH debits on    request and authorize you to pay and
the 20th of each month beginning        charge to my account ACH debits
_______ or as soon thereafter           drawn on my account by and payable
(month)                                 to Merrill Lynch Financial Data
as possible.                            Services, Inc. I agree that your
                                        rights in respect to each such debit
  I agree that you are drawing these    shall be the same as if it were a
ACH debits voluntarily at my request    check drawn on you and signed
and that you shall not be liable for    personally by me. This authority is
any loss arising from any delay in      to remain in effect until revoked
preparing or failure to prepare any     personally by me in writing. Until
such debit. If I change banks or        you receive such notice, you shall
desire to terminate or suspend this     be fully protected in honoring any
program, I agree to notify you          such debit. I further agree that if
promptly in writing. I hereby           any such debit be dishonored,
authorize you to take any action to     whether with or without cause and
correct erroneous ACH debits of my      whether intentionally or
bank account or purchases of Fund       inadvertently, you shall be under no
shares including liquidating shares     liability.
of the Fund and crediting my bank
account. I further agree that if a       ............   .....................
check or debit is not honored upon           Date           Signature of
presentation, Merrill Lynch Financial                         Depositor
Data Services, Inc. is authorized to
discontinue immediately the Automatic    ............   .....................
Investment Plan and to liquidate             Bank      Signature of Depositor
sufficient shares held in my account       Account       (If joint account,
to offset the purchase made with the        Number         both must sign)
dishonored debit.

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                                                      APPENDIX A

 INVESTMENT PRACTICES INVOLVING THE USE OFINDEXED SECURITIES, OPTIONS, FUTURES,
                           SWAPS AND FOREIGN EXCHANGE

  The Fund is authorized to use certain derivative instruments, including indexed and inverse securities, options, futures, and swaps, and to purchase and sell foreign exchange, as described below. Such instruments are referred to collectively herein as "Strategic Instruments."

 Indexed and Inverse Securities

  The Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index. For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

  Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits the Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

 Options on Securities and Securities Indices

  Purchasing Options. The Fund is authorized to purchase put options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When the Fund purchases a put option, in consideration for an up-front payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

  The Fund is also authorized to purchase call options on securities it intends to purchase or securities indices the performance of which substantially replicates the performance of the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

  The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

  Writing Options. The Fund is authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

  The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The

Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options-- for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread").

  The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

  Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options, Futures, Swaps and Currency Instruments" below. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

  Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments" below.

 Futures

  The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

  The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

  The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

  The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

 Swaps

  The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

  The Fund will enter into a swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

 Foreign Exchange Transactions

  The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

  Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.

  The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above.

  The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions" below.

  The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

  Risk Factors in Hedging Foreign Currency Risks. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

 Risk Factors in Options, Futures, Swaps and Currency Instruments

  Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

  The Fund intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC

Transactions; Limitations on the Use of OTC Strategic Investments." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

  Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose the Fund to potential losses which exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

 Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments

  Certain Strategic Instruments traded in OTC markets, including indexed securities, swaps and OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

  The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% (10% to the extent required by certain state laws) of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).

  Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which (i) have, in the opinion of the Investment Adviser, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement.

 Additional Limitations on the Use of Strategic Instruments

  The Fund may not use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

                    [This page is intentionally left blank.]

                               INVESTMENT ADVISER

                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

                                    COUNSEL

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMA-TION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                              -------------------
                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select PricingSM System......................................   3
Financial Highlights.......................................................   8
Risk Factors and Special Considerations....................................  10
Investment Objective and Policies..........................................  12
 Other Investment Practices................................................  14
 Investment Restrictions...................................................  16
Management of the Fund.....................................................  17
 Board of Trustees.........................................................  17
 Advisory and Management Arrangements......................................  17
 Code of Ethics............................................................  19
 Transfer Agency Services..................................................  19
Purchase of Shares.........................................................  19
 Initial Sales Charge Alternatives --
  Class A and Class D Shares...............................................  22
 Deferred Sales Charge Alternatives --
  Class B and Class C Shares...............................................  24
 Distribution Plans........................................................  27
 Limitations on the Payment of Deferred Sales Charges......................  29
Redemption of Shares.......................................................  29
 Redemption................................................................  30
 Repurchase................................................................  30
 Reinstatement Privilege --
  Class A and Class D Shares...............................................  31
Shareholder Services.......................................................  31
 Investment Account........................................................  31
 Systematic Withdrawal Plans...............................................  32
 Automatic Investment Plans................................................  32
 Automatic Reinvestment of Dividends and
  Distributions............................................................  32
 Exchange Privilege........................................................  33
 Fee-Based Programs........................................................  34
Performance Data...........................................................  35
Additional Information.....................................................  36
 Dividends and Distributions...............................................  36
 Taxes.....................................................................  36
 Determination of Net Asset Value..........................................  39
 Organization of the Fund..................................................  40
 Shareholder Reports.......................................................  41
 Shareholder Inquiries.....................................................  41
Authorization Form.........................................................  43
Appendix A................................................................. A-1

                                                        Code #16747 -- 0897

[LOGO] MERRILL LYNCH

Merrill Lynch
International
Equity Fund

[ART]

PROSPECTUS

     August 29, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch International Equity Fund (the "Fund") is a diversified, open-end management investment company seeking capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. The Fund is designed for investors seeking to complement their U.S. holdings through foreign equity investments. The Fund should be considered as a vehicle for diversification and not as a balanced investment program. Investments may be shifted among the various equity markets of the world outside of the United States depending upon management's outlook with respect to prevailing trends and developments. It is anticipated that a substantial portion of the Fund's assets will be invested in the developed countries of Europe and the Far East and that a significant portion of its assets also may be invested in developing countries. The Fund may employ a variety of investments and techniques to hedge against market and currency risk. There can be no assurance that the Fund's investment objective will be achieved.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated August 29, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

 THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS AUGUST 29, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  For purposes of the Fund's investment objective, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Fund, however, may consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country. The Fund also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments.

  The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for the Fund's portfolio as a whole. This negative correlation also may offset unrealized gains the Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

  While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. (the "Investment Adviser"), and Merrill Lynch Asset Management U.K. Limited, the Fund's sub-adviser ("MLAM U.K."), will effect portfolio transactions without regard to holding period if, in their judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the investment policies described in the Prospectus, the Fund's portfolio turnover rate may be higher than that of other investment companies. For the fiscal years ended May 31, 1996 and 1997, the Fund's portfolio turnover rate was 71.86% and 60.56%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. However, under recently enacted legislation, this requirement will no longer apply to the Fund after the end of its May 31, 1998 fiscal year.

  The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the United States and Europe and are designed for use throughout the world. The Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States, and therefore, there may be no correlation between such information and the market value of such securities.

  The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, the Investment Adviser does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

  Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities and currencies which are the subject of the hedge. If the prices of the options and futures contract move more or less than the prices of the hedged securities and currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities and currencies which are the subject of the hedge. The successful use of options and futures also depends on the Investment Adviser's ability to predict correctly price movements in the market involved in a particular options or futures transaction.

  Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such option or future. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only over-the-counter ("OTC") options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) unless only one quote is available, in which case that quote will be used. In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security or currency underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Investment Adviser and MLAM U.K. do not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio effectively.

  Forward Foreign Exchange Transactions. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 1/10 of 1% due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the instruments and receivables held in its portfolio denominated or quoted in that particular foreign currency.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

  No Rating Criteria for Debt Securities. The Fund has established no rating criteria for the debt securities in which it may invest. Therefore, the Fund may invest in debt securities either (a) which are rated in one of the top four categories by a nationally recognized rating organization or which, in the Investment Adviser's judgment, possess similar credit characteristics ("investment grade securities") or (b) which are rated below the top four rating categories or which, in the Investment Adviser's judgment, possess similar credit characteristics ("high yield securities"). The Investment Adviser considers ratings as one of several factors in its independent credit analysis of issuers.

  Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

  High yield securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

  The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

  Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under a repurchase agreement or a purchase and sale contract, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations.

Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

  Lending of Portfolio Securities. Subject to the investment restrictions set forth in the Prospectus and herein, the Fund may lend securities from its portfolio to approved borrowers and receive collateral in cash or securities issued or guaranteed by the U.S. Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrowers to use such securities for delivery to purchasers when such borrowers have sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

INVESTMENT RESTRICTIONS

  In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "Investment Company Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

  Under the fundamental investment restrictions, the Fund may not:

    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

    In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Trustees without approval of the Fund's shareholders. Under non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
  Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Fund's Board of Trustees are not subject to the limitations set forth in this investment restriction.

    d. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts, exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Trustees of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which such firms or any of their affiliates participate as an underwriter or dealer.

  The investment restrictions set forth in the Prospectus contain an exception that permits the Fund to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed, and accordingly, the Fund may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions in the Prospectus would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would otherwise be forced either to sell securities at a time when it might not otherwise have done so or to forego exercising the rights.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  Information about the Trustees and executive officers of the Fund, including their ages and their principal occupations for at least the last five years is set forth below. Unless otherwise noted, the address of each executive officer and Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (65)--President and Trustee(1)(2)--President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; and Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.

  Donald Cecil (70)--Trustee(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  Edward H. Meyer (70)--Trustee(2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.

  Charles C. Reilly (66)--Trustee(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania, from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

  Richard R. West (59)--Trustee(2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company) and Alexander's, Inc. (real estate company).

  Edward D. Zinbarg (62)--Trustee(2)--5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

  Terry K. Glenn (56)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991.

  Norman R. Harvey (64)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and FAM since 1982; Senior Vice President of Princeton Services since 1993.

  Andrew John Bascand (35)--Vice President(1)(2)--Director of MLAM U.K. since 1993 and Director of Merrill Lynch Global Asset Management Limited since 1994; Senior Economist of A.M.P. Asset Management plc in London from 1992 to 1993 and Chief Economist of A.M.P. Investments (NZ) in New Zealand from 1989 to 1991; Economic Adviser to the Chief Economist of the Reserve Bank of New Zealand from 1987 to 1989.

  Donald C. Burke (37)--Vice President(1)(2)--Vice President and Director of Taxation of the Investment Adviser since 1990.

  Gerald M. Richard (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.

  Ira Shapiro (34)--Secretary(1)(2)--Vice President of the Investment Adviser since 1997; Attorney with the Investment Adviser and FAM since 1993; attorney in private practice prior to 1993.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Trustee or officer is a director, trustee or officer of one or more additional investment companies for which the Investment Adviser or FAM acts as investment adviser or manager.

  At July 31, 1997, the officers and Trustees of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Trustee and officer of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of common stock of ML & Co.

COMPENSATION OF TRUSTEES

  The Fund pays each Trustee not affiliated with the Investment Adviser (each, a "non-affiliated Trustee") a fee of $3,500 per year plus $500 per Board meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Trustees, at a rate of $500 per meeting attended. The Chairman of the Committee receives an additional fee of $250 per Committee meeting attended. For the fiscal year ended May 31, 1997, fees and expenses paid to non-affiliated Trustees by the Fund aggregated $36,861.

  The following table sets forth for the fiscal year ended May 31, 1997, compensation paid by the Fund to the non-affiliated Trustees and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by the Investment Adviser and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Trustees.

                                                                 AGGREGATE
                                               PENSION OR       COMPENSATION
                                               RETIREMENT      FROM FUND AND
                                            BENEFITS ACCRUED   OTHER MLAM/FAM
                               COMPENSATION    AS PART OF    ADVISED FUNDS PAID
 NAME OF TRUSTEE                FROM FUND   FUND'S EXPENSES    TO TRUSTEES(1)
 ---------------               ------------ ---------------- ------------------
 Donald Cecil.................    $8,500          None            $268,933
 Edward H. Meyer..............    $5,500          None            $227,933
 Charles C. Reilly............    $7,500          None            $293,833
 Richard R. West..............    $7,500          None            $272,833
 Edward D. Zinbarg............    $7,500          None            $127,333

--------

(1) The Trustees serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Cecil (32 registered investment companies consisting of 32 portfolios); Mr. Meyer (32 registered investment companies consisting of 32 portfolios); Mr. Reilly (43 registered investment companies consisting of 56 portfolios); Mr. West (44 registered investment companies consisting of 66 portfolios) and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).

ADVISORY AND MANAGEMENT ARRANGEMENTS

  Reference is made to "Management of the Fund--Advisory and Management Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds or other investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser or MLAM U.K. for the Fund or other funds for which they act as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Investment Adviser. As described in the Prospectus, the Investment Adviser receives for its services to the Fund monthly compensation at the rate of 0.75% of the average daily net assets of the Fund. For the fiscal years ended May 31, 1995, 1996 and 1997, the investment advisory fees paid by the Fund to the Investment Adviser aggregated $9,162,743, $9,452,920 and $7,799,527, respectively.

  As described in the Prospectus, the Investment Adviser has also entered into a sub-advisory agreement with MLAM U.K. pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Fund. For the fiscal years ended May 31, 1995, 1996 and 1997, the sub-advisory fees paid by the Investment Adviser to MLAM U.K. aggregated $1,278,923, $1,248,157 and $1,042,511, respectively.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of the Investment Adviser. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Trustees; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services on a semi-annual basis. For the fiscal years ended May 31, 1995, 1996 and 1997, the amount of such reimbursement was $236,221, $82,867 and $238,275, respectively. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans."

  The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.:
Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

  Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement and sub-advisory agreement will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund, and (b) by a majority of the Trustees who are not parties to such contracts or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of a majority of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System: Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund, and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by the Investment Adviser or its affiliate, FAM. Funds advised by the Investment Adviser or FAM which utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described under "Management of the Fund--Advisory and Management Arrangements."

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  As a result of the implementation of the Merrill Lynch Select Pricing SM System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated as Class D shares. The Class A shares currently being offered differ from the Class A shares offered prior to October 21, 1994 in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. The Fund sells its Class A and Class D shares through the Distributor and Merrill Lynch, as dealers. The gross sales charges for the sale of new Class A shares of the Fund for the fiscal period October 21, 1994 (commencement of operations) to May 31, 1995, were $6,163, of which $314 and $5,849 were received by the Distributor and Merrill Lynch, respectively. The gross sales charges for the sale of Class A shares of the Fund for the fiscal year ended May 31, 1996, were $24,654, of which $1,706 and $22,948 were received by the Distributor and Merrill Lynch, respectively. The gross sales charges for the sale of Class A shares of the

Fund for the fiscal year ended May 31, 1997, were $6,553, of which $439 and $6,114 were received by the Distributor and Merrill Lynch, respectively. The gross sales charges for the sale of Class D shares of the Fund (including redesignated Class A shares) for the fiscal year ended May 31, 1995, were $1,059,463, of which $68,028 and $991,435 were received by the Distributor and Merrill Lynch, respectively. The gross sales charges for the sale of Class D shares of the Fund for the fiscal year ended May 31, 1996, were $317,844, of which $20,061 and $297,783 were received by the Distributor and Merrill Lynch, respectively. The gross sales charges for the sale of Class D shares of the Fund for the fiscal year ended May 31, 1997, were $98,162, of which $5,823 and $92,339 were received by the Distributor and Merrill Lynch, respectively.

  The term "purchase" as used in the Prospectus and this Statement of Additional Information refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or FAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operation) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. The reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds, presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the thirteen-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

  The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Employee Access SM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Purchase Privilege of Certain Persons. Trustees of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied. First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice of termination.

  Class D shares of the Fund will be offered at net asset value, without a sale charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the contingent deferred sales charge ("CDSC") upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule

12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholder. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholder, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestment and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of May 31, 1997, with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and with respect to Class B shares the Distributor's voluntary maximum.

                                                  DATA CALCULATED AS OF MAY 31, 1997
                                                            (IN THOUSANDS)
                          ---------------------------------------------------------------------------
                                                                                                   ANNUAL
                                     ALLOWABLE  ALLOWABLE               AMOUNTS                 DISTRIBUTION
                           ELIGIBLE  AGGREGATE INTEREST ON  MAXIMUM    PREVIOUSLY    AGGREGATE FEE AT CURRENT
                            GROSS      SALES      UNPAID    AMOUNT      PAID TO       UNPAID     NET ASSET
                          SALES(/1/)  CHARGE   BALANCE(/2/) PAYABLE DISTRIBUTOR(/3/)  BALANCE    LEVEL(/4/)
                          ---------- --------- ------------ ------- ---------------- --------- --------------
CLASS B SHARES, FOR THE
 PERIOD JULY 30, 1993
 (COMMENCEMENT OF
 OPERATIONS) TO MAY 31,
 1997:
 Under NASD Rule As
  Adopted...............  $1,139,945  $71,247    $16,847    $88,094     $31,822       $56,272      $4,374
 Under Distributor's
  Voluntary Waiver......  $1,139,945  $71,247    $ 5,700    $76,947     $31,822       $45,125      $4,374
CLASS C SHARES, FOR THE
 PERIOD OCTOBER 21, 1994
 (COMMENCEMENT OF
 OPERATIONS) TO MAY 31,
 1997:
 Under NASD Rule As
  Adopted...............  $   59,607  $ 3,725    $   598    $ 4,323     $   667       $ 3,656      $  186

--------
(1) Purchase price of all eligible Class B and Class C shares sold during the periods indicated, other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. See "Purchase of Shares--Distribution Plans" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Funds Advisor ("MFA") program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA program.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission, or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain circumstances, including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan, or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended May 31, 1995 and 1996, with respect to the redemption of Class B shares, the Distributor received CDSCs of $2,159,588 and $2,627,300, respectively, all of which were paid to Merrill Lynch. For the fiscal year ended May 31, 1997, with respect to the redemption of Class B shares, the Distributor received CDSCs of $3,245,523. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. Similarly, for the fiscal period October 21, 1994 (commencement of operations) to May 31, 1995 and the fiscal years ended May 31, 1996 and 1997, with respect to the redemption of Class C shares, the Distributor received CDSCs of $3,862, $18,603 and $19,009, respectively, all of which were paid to Merrill Lynch.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Reference is made to "Investment Objective and Policies--Other Investment Practices" in the Prospectus.

  Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser and MLAM U.K. are primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser and MLAM U.K. seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser and MLAM U.K. generally seek reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Investment Adviser and MLAM U.K. may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser and MLAM U.K. under the Investment Advisory Agreement and sub-advisory agreement, respectively, and the expenses of the Investment Adviser and MLAM U.K. will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the

Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees of the Fund, the Investment Adviser and MLAM U.K. may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

  Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, as well as GDRs traded in the United States, will be subject to negotiated commission rates.

  The Fund may invest in securities traded in the OTC markets and intends to deal directly with the dealers who make markets in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See "Investment Objective and Policies--Investment Restrictions." For the fiscal year ended May 31, 1995, the Fund paid total brokerage commissions of $3,122,404, of which $140,629, or 4.5%, was paid to Merrill Lynch for effecting 5.3% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended May 31, 1996, the Fund paid total brokerage commissions of $3,460,324, of which $200,005, or 5.8%, was paid to Merrill Lynch for effecting 7.7% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended May 31, 1997, the Fund paid total brokerage commissions of $2,513,397, of which $81,635, or 3.2% was paid to Merrill Lynch for effecting 2.7% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions.

  The Board of Trustees has considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund, and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

  Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities which are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

  Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements, at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her investment account at any time by mailing a check directly to the Fund's transfer agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Fund's transfer agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A U.S. shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 for retirement accounts) or more through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of the shares of the Fund as of the close of business on the NYSE on the ex-dividend date of the dividend or distribution. Shareholders may elect to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

  A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based upon cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined at the close of business of the NYSE (generally 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit of the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are automatically reinvested in Class A or Class D shares of the Fund, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's transfer agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month; bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month; and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill
Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class
D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively ("new Class B or Class C shares"), of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C shares, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2.0% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

  The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Adviser ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the conversion period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.

  Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Investment Adviser or its affiliates, but the period of time that the Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly-acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2.0% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund that the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised funds with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed exchange application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C or Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to shareholders as capital gains. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would also require this written notice to designate the amounts of various categories of capital gain income included in capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends, and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the shareholder and the RIC. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allowable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield/high risk securities"), as previously described. Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

  The Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under recent legislation the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

  The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss in connection with the contract treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract. Under recently enacted legislation, this requirement will no longer apply to the Fund after the end of its May 31, 1998 fiscal year.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated. As a result of the implementation of the Merrill Lynch Select Pricing SM System, Class A shares of the Fund outstanding prior to October 21, 1994, have been redesignated

Class D shares, and historical performance data pertaining to such shares is included in the information provided under the caption "Class D Shares."

                                   CLASS A SHARES                      CLASS C SHARES
                         ----------------------------------- -----------------------------------
                                           REDEEMABLE VALUE                    REDEEMABLE VALUE
                          EXPRESSED AS A   OF A HYPOTHETICAL  EXPRESSED AS A   OF A HYPOTHETICAL
                         PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                         ON A HYPOTHETICAL    AT THE END     ON A HYPOTHETICAL    AT THE END
         PERIOD          $1,000 INVESTMENT   OF THE PERIOD   $1,000 INVESTMENT   OF THE PERIOD
         ------          ----------------- ----------------- ----------------- -----------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended May 31,
 1997...................       4.95%           $1,049.50           8.71%           $1,087.10
Inception (October 21,
 1994) to May 31, 1997..       5.14%           $1,139.60           6.29%           $1,172.30
                                                   ANNUAL TOTAL RETURN
                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended May 31,
 1997...................      10.76%           $1,107.60           9.71%           $1,097.10
One Year Ended May 31,
 1996...................      16.49%           $1,164.90          15.35%           $1,153.50
Inception (October 21,
 1994) to May 31, 1995..      (6.78)%          $  932.20          (7.36)%          $  926.40
                                                 AGGREGATE TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21,
 1994) to May 31, 1997..      13.96%           $1,139.60          17.23%           $1,172.30

                                   CLASS B SHARES                      CLASS D SHARES
                         ----------------------------------- -----------------------------------
                                           REDEEMABLE VALUE                    REDEEMABLE VALUE
                          EXPRESSED AS A   OF A HYPOTHETICAL  EXPRESSED AS A   OF A HYPOTHETICAL
                         PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                         ON A HYPOTHETICAL    AT THE END     ON A HYPOTHETICAL    AT THE END
         PERIOD          $1,000 INVESTMENT   OF THE PERIOD   $1,000 INVESTMENT   OF THE PERIOD
         ------          ----------------- ----------------- ----------------- -----------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended May 31,
 1997...................       5.70%           $1,057.00           4.70%           $1,047.00
Inception (July 30,
 1993) to May 31, 1997..       8.20%           $1,352.70           7.71%           $1,329.40
                                                   ANNUAL TOTAL RETURN
                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended May 31,
 1997...................       9.70%           $1,097.00          10.50%           $1,105.00
One Year Ended May 31,
 1996...................      15.41%           $1,154.10          16.26%           $1,162.60
One Year Ended May 31,
 1995...................      (5.91)%          $  940.90          (5.11)%          $  948.90
Inception (July 30,
 1993) to May 31, 1994..      14.40%           $1,144.00          15.10%           $1,151.00
                                                 AGGREGATE TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (July 30,
 1993) to May 31, 1997..      35.27%           $1,352.70          32.94%           $1,329.40

  In order to reflect the reduced sales charges, in the case of Class A or Class D shares, or the waiver of the CDSC, in the case of Class B or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of different classes and to divide or combine the shares of each class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. At the date of this Statement of Additional Information, the shares of the Fund are divided into shares of Class A, Class B, Class C and Class D shares. Under the Declaration of Trust, the Trustees have the authority to issue separate classes of shares which would represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related to the distribution and/or account maintenance of the shares of a class may be borne solely by such class, and a class may have exclusive voting rights with respect to matters relating to the expenses being borne only by such class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders, except for any expenses which may be attributable only to one class. Shares have no preemptive rights. The rights of redemption, exchange and conversion are described elsewhere herein and in the Prospectus. Shares are fully paid and nonassessable by the Fund.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to a vote of shareholders, except that shareholders of a class bearing distribution and/or account maintenance expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution and/or account maintenance expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Fund, in which event the holders of the remaining shares are unable to elect any person as a Trustee. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

  The Investment Adviser provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund were paid by the Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Investment Adviser upon the redemption of any of the shares initially purchased by it will be reduced by the proportional amount of the unamortized organizational expenses which the number of such initial shares being redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets on May 31, 1997, and its shares outstanding on that date is set forth below:

                                 CLASS A     CLASS B      CLASS C     CLASS D
                               ----------- ------------ ----------- ------------
Net Assets...................  $44,623,965 $583,213,628 $24,773,943 $119,023,717
                               =========== ============ =========== ============
Number of Shares Outstanding.    3,546,090   46,962,821   2,020,514    9,451,252
                               =========== ============ =========== ============
Net Asset Value Per Share
 (net assets divided by
 number of shares
 outstanding)................  $     12.58 $      12.42 $     12.26 $      12.59
Sales Charge (for Class A and
 Class D shares: 5.25% of
 offering price; 5.54% of net
 asset value*)...............          .70           **          **          .70
                               ----------- ------------ ----------- ------------
Offering Price...............  $     13.28 $      12.42 $     12.26 $      13.29
                               =========== ============ =========== ============

--------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditor of the Fund. The selection of independent auditors is subject to ratification by the independent Trustees of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on May 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains dividends. It is anticipated that IRS guidance permitting categories of gain and favorable rates to be passed through to shareholders require this Federal income tax information to designate the amounts of various categories of capital gain income included in capital gain dividends.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement, Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares of beneficial interest on July 31, 1997.

  The Fund was organized as an unincorporated business trust under the laws of Massachusetts on January 3, 1992. Its executive offices are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

                               ----------------

  The Declaration of Trust establishing the Fund, dated January 3, 1992, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch International Equity Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch International Equity Fund as of May 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period July 30, 1993 (commencement of operations) to May 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch International Equity Fund as of May 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

July 10, 1997


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)

                                 Shares Held/                                                               Value    Percent of
AFRICA       Industries          Face Amount            Investments                         Cost          (Note 1a)  Net Assets
South        Banking                526,940   Nedcor Ltd. (GDR) (c) (e)                $  5,620,874     $ 10,143,595    1.3%
Africa

             Beverages               85,044   South African Breweries Ltd.                2,451,796        2,389,304    0.3

             Entertainment        2,100,000   Sun International (South Africa), Ltd.      2,598,413        1,222,297    0.2

             Mining                  54,000   Anglo American Corp. of South
                                              Africa, Ltd.                                3,636,072        3,161,182    0.4
                                     65,200   Anglo American Corp. of South Africa,
                                              Ltd. (ADR) (a)                              4,274,593        3,814,200    0.5
                                    183,616   Evander Gold Mines Ltd.                     1,861,029        1,017,349    0.1
                                                                                       ------------     ------------  ------
                                                                                          9,771,694        7,992,731    1.0

                                              Total Investments in South Africa          20,442,777       21,747,927    2.8

Zimbabwe     Beverages            1,522,190   Delta Corporation Ltd.                        856,251        2,294,081    0.3

                                              Total Investments in Zimbabwe                 856,251        2,294,081    0.3

                                              Total Investments in Africa                21,299,028       24,042,008    3.1

EUROPE

Czech        Broadcast--Media        42,500 ++Central European Media
Republic                                      Enterprises Ltd. (Class A)                  1,168,750          966,875    0.1

                                              Total Investments in the Czech
                                              Republic                                    1,168,750          966,875    0.1

Finland      Diversified            109,783   Outokumpu OY                                1,682,283        2,169,667    0.3

             Machinery                4,262   Rauma OY                                       91,084          100,247    0.0

             Paper & Forest         225,154   Enso OY (Class A)                           1,782,881        2,038,565    0.3
             Products               615,000   Metsa Serla OY (Class B)                    4,764,160        4,789,906    0.6
                                    153,071   UPM-Kymmene Corporation                     2,961,125        3,513,975    0.4
                                                                                       ------------     ------------  ------
                                                                                          9,508,166       10,342,446    1.3

                                              Total Investments in Finland               11,281,533       12,612,360    1.6

France       Automobiles             26,176   Peugeot S.A.                                3,858,416        2,590,650    0.3

             Banking                 32,200   Compagnie Financiere de Paribas             1,632,768        2,074,521    0.3
                                     24,112   Societe Generale de Surveillance S.A.
                                              (Class A) (Ordinary)                        2,550,132        2,678,925    0.3
                                                                                       ------------     ------------  ------
                                                                                          4,182,900        4,753,446    0.6

             Communication           26,864   Alcatel Alsthom Cie Generale
             Equipment                        d'Electricite S.A.                          2,566,973        2,910,181    0.4

             Engineering &           24,818   Bouygues S.A.                               2,425,334        2,149,970    0.3
             Construction

             Financial Services      11,334   EuraFrance S.A.                             3,545,896        4,661,764    0.6

             Foods                   13,236   Groupe Danone S.A.                          2,102,752        1,993,636    0.3

             Hotels                  16,473   Accor S.A.                                  2,304,471        2,284,189    0.3

             Insurance               76,238   Assurances Generales de France S.A.
                                              (AGF)                                       2,485,003        2,319,092    0.3

             Oil & Related           18,987   Elf Aquitaine S.A.                          1,436,363        1,898,897    0.2

             Retail                   3,738   Castorama Dubois Investisse                   582,407          515,081    0.1

             Semiconductors          22,835 ++SGS-Thomson Microelectronics N.V.           1,061,477        1,857,070    0.2

             Steel                  184,481   Usinor Sacilor S.A.                         2,581,233        2,769,102    0.4

                                              Total Investments in France                29,133,225       30,703,078    4.0

Germany      Airlines                70,005   Deutsche Lufthansa AG                         987,685        1,115,244    0.1

             Automobiles              5,856   Volkswagen AG                               2,205,686        3,785,143    0.5

             Chemicals               21,132   Henkel KGaA                                   907,822        1,106,089    0.1
                                     56,142   Henkel KGaA (Preferred)                     2,387,435        3,168,670    0.4
                                                                                       ------------     ------------  ------
                                                                                          3,295,257        4,274,759    0.5

             Diversified             27,222   Thyssen AG                                  5,473,650        6,183,920    0.8

             Engineering &            8,315 ++Philipp Holzmann AG                         3,181,247        2,458,475    0.3
             Construction

             Machinery &             58,605 ++Kloeckner Werke AG                          3,175,843        4,323,320    0.6
             Equipment

             Retail                   6,101   Karstadt AG                                 2,380,878        2,153,924    0.3

                                              Total Investments in Germany               20,700,246       24,294,785    3.1

Greece       Banking                 12,832   Ergo Bank S.A. (New Shares)                   488,375          896,853    0.1
                                     33,480   Ergo Bank S.A. (Registered)                 1,288,196        2,362,067    0.3
                                                                                       ------------     ------------  ------
                                                                                          1,776,571        3,258,920    0.4

             Food & Household        77,292   Hellenic Bottling Co. S.A.                  1,585,390        2,917,748    0.4
             Products

                                              Total Investments in Greece                 3,361,961        6,176,668    0.8

Hungary      Telecommuni-            10,000   Magyar TarKozlesi Reszvenytarsasag
             cations                          (Ordinary) (e)                              1,589,861        3,497,077    0.5

                                              Total Investments in Hungary                1,589,861        3,497,077    0.5

Italy        Building               391,380   Italcementi S.p.A.                          2,177,473        2,277,561    0.3
             Products

             Chemicals            4,166,772   Montedison S.p.A.                           4,239,042        2,546,566    0.3

             Diversified          2,558,117 ++Compagnie Industrial Riunite
                                              S.p.A. (CIR)                                2,211,686        1,616,289    0.2

             Insurance              117,555   Assicurazioni Generali S.p.A.               2,163,718        2,013,047    0.3
                                  1,357,718   Istituto Nazionale delle Assicurazioni
                                              S.p.A. (INA)                                1,945,992        1,876,032    0.2
                                                                                       ------------     ------------  ------
                                                                                          4,109,710        3,889,079    0.5

             Oil & Related           38,778   Ente Nazionale Idrocarburi S.p.A.
                                              (ENI)                                         188,920          193,489    0.0

             Publishing           1,924,400 ++Seat S.p.A.                                   535,560          370,448    0.0

             Telecommuni-           909,821   STET, Di Risp (Non-Convertible)             1,964,937        3,572,666    0.5
             cations

             Tire &       Lit 3,373,149,000   Pirelli S.p.A., 5% due 12/31/1998
             Rubber                           (Convertible)                               2,377,432        2,768,631    0.4

                                              Total Investments in Italy                 17,804,760       17,234,729    2.2


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

EUROPE                               Shares                                                                 Value    Percent of
(concluded)  Industries               Held              Investments                         Cost          (Note 1a)  Net Assets
Netherlands  Chemicals               22,661   Akzo Nobel N.V.                          $  2,812,406     $  3,015,099    0.4%
                                    110,164   European Vinyls Corporation
                                              International N.V.                          4,431,516        3,095,461    0.4
                                                                                       ------------     ------------  ------
                                                                                          7,243,922        6,110,560    0.8

             Electronics             68,925   Philips Electronics N.V.                    2,488,048        3,769,392    0.5

             Insurance               72,765   Internationale Nederlanden Groep N.V.       2,571,081        3,214,564    0.4

             Packaging &             93,046   Koninklijke KNP BT N.V.                     2,098,955        1,917,276    0.3
             Containers

             Telecommunications      91,453   Royal PTT Nederland N.V.                    3,345,200        3,197,857    0.4

             Transportation          60,500   KLM Royal Dutch Airlines N.V.               1,656,767        1,747,190    0.2

                                              Total Investments in the Netherlands       19,403,973       19,956,839    2.6

Norway       Consumer Goods          18,744   Orkla A.S. (Class A)                        1,035,043        1,634,835    0.2

             Oil & Gas Producers     72,875   Saga Petroleum A.S. (Class B)                 801,866        1,325,465    0.2

                                              Total Investments in Norway                 1,836,909        2,960,300    0.4

Poland       Automobiles &           97,200   T.C. Debica S.A.                            1,310,106        2,314,286    0.3
             Equipment

                                              Total Investments in Poland                 1,310,106        2,314,286    0.3

Portugal     Diversified            114,687   Sonae Investimentos--SGPS S.A.              2,803,713        4,302,172    0.6

                                              Total Investments in Portugal               2,803,713        4,302,172    0.6

Russia       Natural Gas             68,000   RAO Gazprom (ADR) (a) (e)                   1,071,000        1,224,000    0.2

                                              Total Investments in Russia                 1,071,000        1,224,000    0.2

Sweden       Electrical              33,238   Electrolux AB                               1,403,537        1,987,980    0.3

             Engineering &           29,306   SKF AB                                        514,013          644,972    0.1
             Construction

             Forest Products         59,740   Mooch Domsjo AB (Class B)                   1,606,190        1,856,144    0.2
                                    929,741   Rottneros Bruks AB                          1,435,615        1,047,168    0.1
                                    109,421   Stora Kopparbergs AB                        1,462,357        1,621,965    0.2
                                                                                       ------------     ------------  ------
                                                                                          4,504,162        4,525,277    0.5

             Insurance               83,041   Skandia Forsakrings AB                      1,982,699        2,940,256    0.4

             Metals & Mining        188,686   Avesta Sheffield AB                         1,710,791        2,064,104    0.3

             Pharmaceuticals         31,568   Pharmacia & Upjohn, Inc.                      963,448        1,074,826    0.1

                                              Total Investments in Sweden                11,078,650       13,237,415    1.7

Switzerland  Banking                 25,054   CS Holding AG (Registered Shares)           2,533,928        3,146,131    0.4

             Diversified             48,325   Oerlikon-Buehrle Holding AG                 5,104,591        5,598,940    0.7

             Leisure                  3,682   Fotolabo S.A.                               1,529,233        1,196,552    0.2

                                              Total Investments in Switzerland            9,167,752        9,941,623    1.3

Turkey       Beverages           24,833,308   Erciyas Biracilik Ve Malt Sanayii A.S.      4,082,497        1,812,650    0.2

                                              Total Investments in Turkey                 4,082,497        1,812,650    0.2

United       Automobile Rental      275,657   Thorn PLC                                     672,423          689,823    0.1
Kingdom

             Automobiles &          758,978   LucasVarity PLC                             2,448,105        2,392,148    0.3
             Equipment

             Banking                161,802   National Westminister Bank PLC
                                              (Ordinary)                                  1,770,515        1,976,886    0.3

             Beverages              295,176   Grand Metropolitan PLC (Ordinary)           1,800,600        2,742,246    0.3
                                    169,650   Matthew Clark PLC                           1,745,135          715,897    0.1
                                                                                       ------------     ------------  ------
                                                                                          3,545,735        3,458,143    0.4

             Chemicals              274,652   Imperial Chemical Industries PLC
                                              (Ordinary)                                  3,373,053        3,647,673    0.5
                                    430,500   Inspec Group PLC                            1,300,917        1,464,582    0.2
                                                                                       ------------     ------------  ------
                                                                                          4,673,970        5,112,255    0.7

             Computer Services      106,074   Misys PLC                                   1,310,031        2,376,877    0.3

             Diversified            884,970   BTR PLC                                     3,406,924        2,880,439    0.4

             Food & Beverage        262,963   Allied Domecq PLC (Ordinary)                1,822,184        1,922,557    0.3
                                    299,941   Cadbury Schweppes PLC                       2,324,410        2,688,398    0.3
                                                                                       ------------     ------------  ------
                                                                                          4,146,594        4,610,955    0.6

             Food Processing      1,506,708   ASDA Group PLC                              2,779,309        2,957,246    0.4
                                    185,336   Unilever PLC                                3,552,974        4,956,266    0.6
                                                                                       ------------     ------------  ------
                                                                                          6,332,283        7,913,512    1.0

             Glass                  558,376   Pilkington PLC                              1,125,025        1,141,600    0.1

             Pharmaceuticals        173,412   Glaxo Wellcome PLC                          2,567,925        3,465,991    0.4

             Retail                 210,158   Tesco PLC (Ordinary)                          901,164        1,289,004    0.2

             Telecommunications     307,847   Cable & Wireless PLC                        2,087,210        2,512,538    0.3

             Utilities--Water       189,700   Anglian Water PLC                           1,638,381        2,120,718    0.3
                                    171,700   Severn Trent PLC                            1,631,487        2,184,877    0.3
                                    182,000   Thames Water PLC                            1,589,376        2,044,312    0.2
                                    195,500   United Utilities PLC                        1,794,982        2,241,516    0.3
                                    345,350   Yorkshire Water PLC                         1,665,830        2,106,907    0.3
                                                                                       ------------     ------------  ------
                                                                                          8,320,056       10,698,330    1.4

                                              Total Investments in the United
                                              Kingdom                                    43,307,960       50,518,501    6.5

                                              Total Investments in Europe               179,102,896      201,753,358   26.1


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

LATIN                                Shares                                                                 Value    Percent of
AMERICA      Industries               Held              Investments                         Cost          (Note 1a)  Net Assets
Argentina    Banking                 32,300   Banco de Galicia y Buenos Aires S.A.
                                              de C.V. (ADR) (a)                        $    819,646     $    843,838    0.1%
                                    157,154   Banco Frances del Rio de la Plata
                                              S.A. (ADR) (a)                              3,518,686        5,166,438    0.6
                                                                                       ------------     ------------  ------
                                                                                          4,338,332        6,010,276    0.7

             Oil & Related          734,497   Companhia Naviera Perez Companc
                                              S.A.C.F.I.M.F.A. (Class B)                  4,060,515        5,621,723    0.7
                                     40,900   Yacimientos Petroliferos Fiscales
                                              S.A. (YPF) (ADR) (a)                        1,213,749        1,227,000    0.2
                                                                                       ------------     ------------  ------
                                                                                          5,274,264        6,848,723    0.9

             Real Estate             10,700   IRSA Inversiones y Representaciones
                                              S.A. (GDR) (c)                                411,249          418,638    0.1

             Telecommuni-            80,400   Telefonica de Argentina S.A. (Class B)
             cations                          (ADR) (a)                                   2,349,702        2,914,500    0.4

                                              Total Investments in Argentina             12,373,547       16,192,137    2.1

Brazil       Banking            226,026,045   Banco Bradesco S.A. PN (Preferred)          1,770,451        1,801,794    0.2

             Beverages            4,038,960   Companhia Cervejaria Brahma S.A. PN
                                              (Preferred)                                 1,972,801        2,929,405    0.4

             Telecommuni-            67,225   Telecomunicacoes Brasileiras S.A.--
             cations                          Telebras (ADR) (a)                          3,509,070        9,235,034    1.2

             Utilities               43,485   Companhia Energetica de Minas Gerais
                                              S.A. (CEMIG) (ADR) (a)                      1,125,579        1,962,261    0.3

                                              Total Investments in Brazil                 8,377,901       15,928,494    2.1

Chile        Telecommuni-           224,506   Compania de Telecomunicaciones de
             cations                          Chile S.A. (ADR) (a)                        3,756,222        7,689,331    1.0

                                              Total Investments in Chile                  3,756,222        7,689,331    1.0

Mexico       Beverages              296,700   Fomento Economico Mexicano, S.A. de
                                              C.V. (Femsa) (Class B)                      1,573,954        1,574,602    0.2

             Building &             140,800   Empresas ICA Sociedad Controladora,
             Construction                     S.A. de C.V.                                2,046,065        2,029,982    0.3

             Building Products      565,500   Cementos Mexicanos, S.A. de C.V.
                                              (Cemex) (Class B)                           2,335,334        2,315,163    0.3

             Diversified            319,100   Alfa, S.A. de C.V.                          1,893,345        1,880,972    0.2

             Health & Personal      171,400   Kimberly-Clark de Mexico, S.A. de
                                              C.V. (ADR) (a)                              3,124,035        2,913,800    0.4

             Multi-Industry         418,400   Grupo Carso, S.A. de C.V. 'A1'              2,184,120        2,379,075    0.3

             Telecommuni-           713,600   Carso Global Telecom, S.A. de C.V.
             cations                          'A1'                                        2,574,267        2,542,775    0.3
                                  2,360,000   Telefonos de Mexico, S.A. de C.V.
                                              (Series L)                                  5,215,347        5,242,456    0.7
                                                                                       ------------     ------------  ------
                                                                                          7,789,614        7,785,231    1.0

                                              Total Investments in Mexico                20,946,467       20,878,825    2.7

                                              Total Investments in Latin America         45,454,137       60,688,787    7.9

PACIFIC
BASIN

Australia    Banking                256,000   Australia and New Zealand Banking
                                              Group Ltd.                                  1,577,793        1,752,086    0.2
                                    228,000   National Australia Bank Ltd.                2,921,091        3,259,765    0.4

                                    311,000   Westpac Banking Corporation Ltd.            1,756,125        1,688,129    0.2
                                                                                       ------------     ------------  ------
                                                                                          6,255,009        6,699,980    0.8
             Beverages              860,000   Foster's Brewing Group Ltd.                 1,821,613        1,689,172    0.2

             Building Products      468,000   Boral Ltd.                                  1,446,747        1,492,848    0.2
                                    436,000   CSR Ltd.                                    1,682,973        1,599,887    0.2
                                                                                       ------------     ------------  ------
                                                                                          3,129,720        3,092,735    0.4

             Containers             191,000   Amcor Ltd.                                  1,269,600        1,265,052    0.2

             Food & Beverage        117,001   Coca-Cola Amatil, Ltd.                        710,460        1,353,907    0.2

             Media                  192,000   The News Corp., Ltd. (Preferred)              849,066          722,078    0.1

             Merchandising           78,500   Amway Asia Pacific Ltd.                     2,536,717        3,630,625    0.5

             Metals & Mining        206,000   CRA Ltd.                                    3,114,944        3,376,659    0.5
                                    276,000   WMC Ltd.                                    1,807,369        1,783,909    0.2
                                                                                       ------------     ------------  ------
                                                                                          4,922,313        5,160,568    0.7

             Oil & Gas              136,000   Woodside Petroleum Ltd.                       989,076        1,147,705    0.2
             Producers

             Property               554,041   Lend Lease Corp.                            7,600,241       10,975,013    1.4

             Resources              434,248   Broken Hill Proprietary Co.                 5,711,146        6,234,323    0.8

             Transportation          63,000   Brambles Industries Ltd.                    1,091,817        1,134,299    0.1

                                              Total Investments in Australia             36,886,778       43,105,457    5.6

Hong Kong    Airlines               900,000   Cathay Pacific Airways                      1,390,384        1,353,252    0.2

             Banking                196,000   Dao Heng Bank Group Ltd.                      924,947        1,004,285    0.1
                                    326,290   HSBC Holdings PLC                           4,777,590        9,896,509    1.3
                                    245,000   Hang Seng Bank Ltd.                         2,714,528        2,940,759    0.4
                                                                                       ------------     ------------  ------
                                                                                          8,417,065       13,841,553    1.8

             Conglomerates          453,325   Hutchison Whampoa Ltd.                      2,510,971        3,773,808    0.5

             Diversified            304,000   Citic Pacific Ltd.                          1,659,113        1,738,152    0.2
                                    212,500   Jardine Strategic Holdings Ltd.               735,254          793,687    0.1
                                    121,500   Swire Pacific Ltd. (Class A)                  929,119        1,019,295    0.1
                                    581,500   Swire Pacific Ltd. (Class B)                  766,292          806,805    0.1
                                                                                       ------------     ------------  ------
                                                                                          4,089,778        4,357,939    0.5

             Foods                2,154,000   C.P. Pokphand Co. Ltd.                        748,591          695,018    0.1
                                  4,334,000   Tingyi (Cayman Islands) Holdings Co.        1,126,465        1,029,241    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,875,056        1,724,259    0.2

             Property               227,000   Cheung Kong (Holdings) Ltd.                 1,628,621        2,321,857    0.3
                                 18,166,000   China Overseas Land & Investment            5,085,987       12,543,637    1.6
                                    242,000   Great Eagle Holdings Ltd.                     717,303          855,808    0.1
                                    586,000   Henderson Investment Ltd.                     604,973          684,473    0.1
                                    210,000   Henderson Land Development Co. Ltd.         1,734,865        2,046,335    0.2
                                    499,000   Hong Kong Land Holdings Ltd.                1,069,908        1,347,300    0.2
                                    183,000   New World Development Co. Ltd.              1,007,002        1,162,055    0.2
                                    271,000   Sun Hung Kai Properties Ltd.                2,873,167        3,331,537    0.4
                                    314,000   Wharf (Holdings) Ltd.                       1,184,658        1,406,273    0.2
                                                                                       ------------     ------------  ------
                                                                                         15,906,484       25,699,275    3.3


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

PACIFIC BASIN                        Shares                                                                 Value    Percent of
(continued)  Industries               Held              Investments                         Cost          (Note 1a)  Net Assets
Hong Kong    Telecommuni-         1,311,200   Hong Kong Telecommunications Ltd.        $  2,210,834     $  2,902,308    0.4%
(concluded)  cations

             Utilities--            359,000   China Light and Power Co. Ltd.              1,616,245        1,797,780    0.2
             Electric               200,000   Hong Kong Electric Holdings Ltd.              700,617          720,186    0.1
                                                                                       ------------     ------------  ------
                                                                                          2,316,862        2,517,966    0.3

             Utilities--Gas         790,000   Hong Kong and China Gas Co. Ltd.            1,264,840        1,376,484    0.2

                                              Total Investments in Hong Kong             39,982,274       57,546,844    7.4

Japan        Automobiles            713,000   Mitsubishi Motors Corp.                     5,276,942        5,283,752    0.7
                                    169,000   Nissan Motor Co., Ltd.                        977,817        1,121,630    0.1
                                    129,000   Toyota Motor Corp.                          3,521,234        3,704,092    0.5
                                                                                       ------------     ------------  ------
                                                                                          9,775,993       10,109,474    1.3

             Banking                485,000   Mitsubishi Trust and Banking                5,143,346        6,963,119    0.9
                                    479,000   Sumitomo Bank                               5,589,080        6,629,900    0.9
                                                                                       ------------     ------------  ------
                                                                                         10,732,426       13,593,019    1.8

             Broadcast--Media        27,000   Nippon Broadcasting System Inc.             2,037,206        2,483,666    0.3

             Capital Goods          808,000   Mitsubishi Heavy Industries, Ltd.           6,649,674        5,821,045    0.8

             Chemicals              620,000   Kaneka Corp.                                3,166,916        3,597,834    0.5
                                    266,000   Shin-Etsu Chemical Co., Ltd.                4,856,912        6,677,442    0.8
                                                                                       ------------     ------------  ------
                                                                                          8,023,828       10,275,276    1.3

             Containers               3,500   Toyo Seikan Kaisha, Ltd.                      109,231           66,799    0.0

             Electric               220,000   Taihei Dengyo Kaisha, Ltd.                  5,020,707        1,607,634    0.2
             Construction

             Electrical             347,000   Anritsu Corp.                               4,003,623        4,773,040    0.6
             Equipment              715,000   Fujikura Ltd.                               5,548,773        6,269,773    0.8
                                     92,000   Murata Manufacturing Co., Ltd.              3,154,267        3,646,149    0.5
                                    438,000   NEC Corporation                             5,453,990        6,100,069    0.8
                                     69,000   Rohm Co., Ltd.                              3,870,990        7,177,613    0.9
                                    362,000   Sharp Corporation                           5,603,967        4,668,157    0.6
                                                                                       ------------     ------------  ------
                                                                                         27,635,610       32,634,801    4.2

             Electronics             83,600   Advantest Corp.                             4,329,672        5,692,160    0.7
                                    559,000   Hitachi Ltd.                                5,166,946        5,959,078    0.8
                                    290,000   Pioneer Electronic Corp.                    5,163,945        7,180,193    0.9
                                     78,700   Sony Corp.                                  5,731,219        6,637,268    0.9
                                                                                       ------------     ------------  ------
                                                                                         20,391,782       25,468,699    3.3

             Financial Services      72,000   Japan Associated Finance Co.                4,066,033        5,601,788    0.7

             Glass                  508,000   Asahi Glass Co., Ltd.                       4,506,452        4,935,007    0.6

             Machinery              872,000   NSK Ltd.                                    5,040,389        5,712,380    0.7

             Manufacturing          430,000   Dainippon Screen Manufacturing
                                              Co., Ltd.                                   3,372,153        3,596,888    0.5
                                  1,467,000   Ube Industries Ltd.                         4,202,851        4,161,881    0.5
                                                                                       ------------     ------------  ------
                                                                                          7,575,004        7,758,769    1.0

             Office Equipment       375,000   Ricoh Co., Ltd.                             4,503,306        4,932,514    0.6

             Paper Products         571,000   Oji Paper Co., Ltd.                         3,710,043        3,303,671    0.4

             Pharmaceuticals        475,000   Fujisawa Pharmaceutical Co., Ltd.           4,367,310        4,491,919    0.6
                                    225,000   Taisho Pharmaceutical Co., Ltd.             4,415,322        5,648,212    0.7
                                                                                       ------------     ------------  ------
                                                                                          8,782,632       10,140,131    1.3

             Property & Casualty    308,000   Tokio Marine & Fire Insurance Co.,          3,366,378        3,627,579    0.5
             Insurance                        Ltd.

             Real Estate            359,000   Mitsubishi Estate Co., Ltd.                 4,103,953        4,907,239    0.6
                                    441,000   Mitsui Fudosan Co., Ltd.                    4,564,545        5,573,160    0.7
                                                                                       ------------     ------------  ------
                                                                                          8,668,498       10,480,399    1.3

             Retail                 250,000   Isetan Co., Ltd.                            2,612,122        3,223,865    0.4
                                    106,000   Ito-Yokado Co., Ltd.                        5,887,086        6,050,894    0.8
                                    565,000   Takashimaya Co.                             5,844,033        7,383,081    1.0
                                    120,000   Uny Co., Ltd.                               1,991,583        2,362,448    0.3
                                                                                       ------------     ------------  ------
                                                                                         16,334,824       19,020,288    2.5

             Steel                1,561,000   Kawasaki Steel Corp.                        4,179,147        4,589,598    0.6
                                  1,981,000   Nippon Steel Co.                            5,304,942        5,807,436    0.8
                                                                                       ------------     ------------  ------
                                                                                          9,484,089       10,397,034    1.4

             Telecommuni-               800   DDI Corp.                                   4,823,018        5,976,616    0.8
             cations

             Textiles             1,061,000   Teijin Ltd.                                 4,224,189        4,478,602    0.6

             Tire & Rubber          260,000   Bridgestone Corporation                     4,737,763        5,878,611    0.8

             Tobacco                    791   Japan Tobacco, Inc.                         5,108,895        6,058,984    0.8

             Trading                706,000   Mitsui & Co.                                5,176,180        6,251,547    0.8
                                  1,274,000   Nissho Iwai Corp.                           4,454,051        5,301,032    0.7
                                                                                       ------------     ------------  ------
                                                                                          9,630,231       11,552,579    1.5

             Transportation         760,000   Nippon Express Co., Ltd.                    4,490,727        5,912,999    0.8
                                    500,000   Tobu Railway Co., Ltd.                      2,416,593        2,243,810    0.3
                                    800,000   Tokyu Corp.                                 4,912,056        4,580,468    0.6
                                                                                       ------------     ------------  ------
                                                                                         11,819,376       12,737,277    1.7

                                              Total Investments in Japan                206,757,577      234,652,642   30.4

SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)

PACIFIC BASIN                       Shares                                                                  Value    Percent of
(concluded)  Industries              Held               Investments                         Cost          (Note 1a)  Net Assets
Malaysia     Agricultural           313,000   IOI Corporation BHD                      $    394,904     $    418,629    0.1%
             Operations

             Airlines               134,000   Malaysian Airline System BHD                  347,649          309,370    0.1

             Automobiles             30,000   Edaran Otomobil Nasional BHD                  286,253          261,524    0.0
                                     76,000   Perusahaan Otomobil Nasional BHD              442,139          396,306    0.1
                                                                                       ------------     ------------  ------
                                                                                            728,392          657,830    0.1

             Banking                 76,000   Commerce Asset Holding BHD                    232,337          225,683    0.0
                                     15,200   Commerce Asset Holding BHD
                                              (Rights) (b)                                        0            4,840    0.0
                                      9,500   Commerce Asset Holding BHD
                                              (Rights) (b)                                        0                0    0.0
                                     69,000   Malayan Banking BHD                           628,127          727,848    0.1
                                    217,666   Public Bank (Malaysia) BHD 'Foreign'          430,743          341,376    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,291,207        1,299,747    0.2

             Building                84,000   Hume Industries (Malaysia) BHD                549,146          448,054    0.1
             Products               134,000   Kedah Cement Holdings BHD                     209,633          197,357    0.0
                                                                                       ------------     ------------  ------
                                                                                            758,779          645,411    0.1

             Chemicals               30,000   Malaysian Oxygen BHD                          152,864          156,437    0.0

             Diversified            179,000   Berjaya Group BHD                             208,673          236,558    0.0
                                    253,000   Malayan United Industries BHD                 185,611          185,304    0.0
                                    174,000   Multi-Purpose Holdings BHD                    285,669          275,663    0.1
                                    112,000   Renong BHD                                    198,799          160,497    0.0
                                    185,000   Sime Darby BHD                                569,741          603,853    0.1
                                     77,000   United Engineers (Malaysia) Ltd.              541,520          622,204    0.1
                                     66,000   YTL Corporation BHD                           261,830          235,133    0.0
                                                                                       ------------     ------------  ------
                                                                                          2,251,843        2,319,212    0.3

             Financial               35,000   Hong Leong Credit BHD                         179,157          168,577    0.0
             Services               205,000 ++Idris Hydraulic (Malaysia) BHD                233,818          241,541    0.1
                                     35,000   Rashid Hussain BHD                            234,730          224,305    0.0
                                                                                       ------------     ------------  ------
                                                                                            647,705          634,423    0.1

             Foods                   24,000   Nestle (Malaysia) BHD                         185,302          178,648    0.0

             Forest Products        109,000   Lingui Development BHD                        188,914          187,437    0.0

             Leisure                 38,000   Berjaya Sports Toto BHD                       177,237          176,976    0.0
                                     47,000   Genting BHD                                   256,024          245,084    0.1
                                    102,000   Magnum Corporation BHD                        166,277          169,716    0.0
                                     62,000   Resorts World BHD                             220,193          207,308    0.0
                                                                                       ------------     ------------  ------
                                                                                            819,731          799,084    0.1

             Telecommuni-            40,000   Telekom Malaysia BHD                          276,999          296,155    0.0
             cations

             Utilities--             67,000   Tenaga Nasional BHD                           306,999          306,703    0.0
             Electric

                                              Total Investments in Malaysia               8,351,288        8,209,086    1.1

New Zealand  Chemicals               60,000   Fernz Corporation Ltd.                        163,272          212,765    0.0

             Electronics             69,000   PDL Holdings Ltd.                             340,434          323,701    0.0

             Finance              2,509,300   Wrightson Ltd.                              1,911,453        1,558,049    0.2

             Textiles               410,900   Lane Walker Rudkin Industries, Ltd.           478,891          436,559    0.1

                                              Total Investments in New Zealand            2,894,050        2,531,074    0.3

South        Telecommuni-           154,393   SK Telecom Co. Ltd. (ADR) (a)               2,561,162        1,428,135    0.2
Korea        cations

             Utilities               67,880   Korea Electric Power Corp.                  2,753,162        2,098,595    0.3

                                              Total Investments in South Korea            5,314,324        3,526,730    0.5

                                              Total Investments in the Pacific
                                              Basin                                     300,186,291      349,571,833   45.3

SOUTHEAST
ASIA

India        Banking                285,000   State Bank of India                         2,015,768        2,445,420    0.3

             Chemicals                6,100   Reliance Industries Ltd.                       39,340           51,829    0.0

             Financial              426,400   Industrial Credit & Investment
             Services                         Corporation of India Ltd.                   1,386,341          793,164    0.1

             Hotels                  94,000   East India Hotels Ltd. (GDR) (c) (e)        1,776,304        1,480,500    0.2

             Real Estate             44,280   Housing Development Finance Corp., Ltd.     3,461,023        3,922,341    0.5

             Utilities--            146,500   Bombay Suburban Electric Supply Co.
             Electric                         Ltd. (Registered Shares) (GDR) (c)          2,711,447        3,662,500    0.5

                                              Total Investments in India                 11,390,223       12,355,754    1.6

Indonesia    Telecommuni-            40,500   P.T. Telekomunikasi Indonesia
             cations                          (ADR) (a)                                   1,313,769        1,346,625    0.2

                                              Total Investments in Indonesia              1,313,769        1,346,625    0.2

                                              Total Investments in Southeast Asia        12,703,992       13,702,379    1.8

SHORT-TERM                          Face
SECURITIES                         Amount

             Commercial     US$  32,822,000   General Motors Acceptance Corp.,
             Paper*                           5.62% due 6/02/1997                        32,811,752       32,811,752    4.3

                                              Total Investments in Commercial Paper      32,811,752       32,811,752    4.3

             Foreign        Skr 138,000,000   Sweden Treasury Bills, 4.015% due
             Government                       7/16/1997                                  17,849,902       17,779,711    2.3
             Obligations*

                                              Total Investments in Foreign
                                              Government Obligations                     17,849,902       17,779,711    2.3

             US Government                    United States Treasury Bills (d):
             & Agency       US$   1,000,000     4.88% due 7/03/1997                         995,527          996,170    0.1
             Obligations*         1,000,000     5.07% due 7/03/1997                         995,352          996,170    0.1
                                  3,500,000     5.18% due 7/03/1997                       3,483,734        3,486,595    0.5

                                              Total Investments in US Government &
                                              Agency Obligations                          5,474,613        5,478,935    0.7

                                              Total Investments in Short-Term
                                              Securities                                 56,136,267       56,070,398    7.3


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)

OPTIONS               Nominal Value Covered                                               Premiums          Value    Percent of
PURCHASED              by Options Purchased             Issue                               Paid          (Note 1a)  Net Assets
             Call Options           112,001   Nikkei Index, expiring January 1998
             Purchased                        (3-month look back)                      $  2,237,208     $  3,047,694    0.4%
                                        946   Nikkei Index, expiring October 1997
                                              at YEN 257.6                                  243,727          275,646    0.0
                                  3,469,627   Thailand Index, expiring April 1998
                                              at ThB 1.983 (European Options)               520,444          145,724    0.0
                                                                                       ------------     ------------  ------
                                                                                          3,001,379        3,469,064    0.4

             Currency Put        14,000,000   German Deutschemark, expiring July
             Options                          1997 at DM1.55                                162,120        1,208,200    0.2
             Purchased           40,000,000   Japanese Yen, expiring July 1997 at
                                              YEN 115.50                                    559,000          676,000    0.1
                                 28,000,000   Japanese Yen, expiring February 1998
                                              at YEN 120                                    418,600          296,800    0.0
                                 10,000,000   Swiss Franc, expiring July 1997 at
                                              Chf 1.285                                     135,000          841,000    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,274,720        3,022,000    0.4

                                              Total Options Purchased                     4,276,099        6,491,064    0.8

                                              Total Investments                         619,158,710      712,319,827   92.3

OPTIONS               Nominal Value Covered                                              Premiums
WRITTEN                  by Options Written                                              Received

             Put Options          3,469,627   Thailand Index, expiring April 1998
             Written                          at ThB 1.983 (European Options)              (520,444)      (1,051,991)  (0.1)

                                              Total Options Written                        (520,444)      (1,051,991)  (0.1)

             Total Investments, Net of Options Written                                 $618,638,266      711,267,836   92.2
                                                                                       ============
             Variation Margin on Financial Futures Contracts**                                               314,116    0.1

             Unrealized Depreciation on Forward Foreign Exchange Contracts***                               (440,983)  (0.1)

             Other Assets Less Liabilities                                                                60,494,284    7.8
                                                                                                        ------------  ------
             Net Assets                                                                                 $771,635,253  100.0%
                                                                                                        ============  ======




            *Commercial Paper and certain Foreign and US Government & Agency
             Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
           **Financial futures contracts purchased as of May 31, 1997 were as follows:
             Number of                                   Expiration        Value
             Contracts          Issue        Exchange       Date      (Notes 1a & 1c)
                196         All Ordinaries     SFE        June 1997     $ 9,820,748
                 88             CAC 40         CAC        June 1997       7,881,239
                108            FTSE 100       LIFFE       June 1997      20,443,073
                 17          Tokyo Topix       TFE        June 1997       2,185,086

             Total Financial Futures Contracts Purchased
             (Total Contract Price--$38,925,353)                        $40,330,146
                                                                        ===========

             Financial futures contracts sold as of May 31, 1997 were as follows:

             Number of                                   Expiration        Value
             Contracts          Issue       Exchange        Date      (Notes 1a & 1c)

          ***Forward foreign exchange contracts as of May 31, 1997 were as follows:
             Foreign                                                    Unrealized
             Currency                                  Expiration       Appreciation
             Purchased                                    Date    (Depreciation)(Note 1c)
             Chf                6,425,000                 July 1997      $  (91,940)
             DM                10,517,857                 July 1997        (392,380)
             DM                95,083,865               August 1997        (188,741)
             Pound Sterling    11,404,047                 July 1997          42,024
             YEN            2,310,000,000                 July 1997          14,267

             Total (US$ Commitment--$105,928,849)                          (616,770)
                                                                         ----------

             Foreign Currency Sold

             DM                32,079,605               August 1997         139,518
             HK$              232,508,312                 July 1997          36,269

             Total (US$ Commitment--$49,009,785)                            175,787
                                                                         ----------

             Total Unrealized Depreciation--Net on
             Forward Foreign Exchange Contracts                          $ (440,983)
                                                                         ==========

         52           DAX Index       DTB         June 1997     $10,919,142

       Total Financial Futures Contracts Sold
       (Total Contract Price--$10,681,754)                      $10,919,142
                                                                ===========

          (a)American Depositary Receipts (ADR).
          (b)The rights may be exercised until 6/19/1997.
          (c)Global Depositary Receipts (GDR).
          (d)Securities held as collateral in connection with open financial futures contracts.
          (e)The security may be offered and sold to 'qualified institutional buyers' under Rule 144A of the Securities Act of 1933.
           ++Non-income producing security.


             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                    As of May 31, 1997
Assets:             Investments, at value (identified cost--$614,882,611) (Note 1a)                       $  705,828,763
                    Variation margin on stock index futures contracts (Note 1c)                                  487,173
                    Options purchased, at value (cost--$4,276,099) (Notes 1a & 1c)                             6,491,064
                    Foreign cash (Note 1b)                                                                    47,553,212
                    Cash                                                                                         708,797
                    Receivables:
                      Securities sold                                                    $   14,251,753
                      Dividends                                                               2,763,956
                      Beneficial interest sold                                                  874,212
                      Interest                                                                   41,042       17,930,963
                                                                                         --------------
                    Deferred organization expenses (Note 1f)                                                      29,541
                    Prepaid registration fees and other assets (Note 1f)                                         777,015
                                                                                                          --------------
                    Total assets                                                                             779,806,528
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$520,444)
                    (Notes 1a & 1c)                                                                            1,051,991
                    Unrealized depreciation on forward exchange contracts (Note 1c)                              440,983
                    Payables:
                      Securities purchased                                                    2,972,384
                      Beneficial interest redeemed                                            1,962,144
                      Distributor (Note 2)                                                      521,858
                      Investment adviser (Note 2)                                               473,130        5,929,516
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       748,785
                                                                                                          --------------
                    Total liabilities                                                                          8,171,275
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  771,635,253
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $      354,609
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      4,696,282
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        202,051
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        945,125
                    Paid-in capital in excess of par                                                         642,175,684
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        30,286,510
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         92,974,992
                                                                                                          --------------
                    Net assets                                                                            $  771,635,253
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $44,623,965 and 3,546,090
Value:                       shares of beneficial interest outstanding                                    $        12.58
                                                                                                          ==============
                    Class B--Based on net assets of $583,213,628 and 46,962,821
                             shares of beneficial interest outstanding                                    $        12.42
                                                                                                          ==============
                    Class C--Based on net assets of $24,773,943 and 2,020,514
                             shares of beneficial interest outstanding                                    $        12.26
                                                                                                          ==============
                    Class D--Based on net assets of $119,023,717 and 9,451,252
                             shares of beneficial interest outstanding                                    $        12.59
                                                                                                          ==============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended May 31, 1997
Investment Income   Dividends (net of $1,555,653 foreign withholding tax)                                 $   17,170,386
(Notes 1d & 1e):    Interest and discount earned (net of $4,175 foreign
                    withholding tax)                                                                           5,825,762
                    Other                                                                                          4,956
                                                                                                          --------------
                    Total income                                                                              23,001,104
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                                          7,799,527
                    Account maintenance and distribution fees--Class B (Note 2)                                7,683,509
                    Transfer agent fees--Class B (Note 2)                                                      1,553,873
                    Custodian fees                                                                             1,139,496
                    Account maintenance and distribution fees--Class C (Note 2)                                  377,674
                    Account maintenance fees--Class D (Note 2)                                                   367,308
                    Transfer agent fees--Class D (Note 2)                                                        251,119
                    Accounting services (Note 2)                                                                 238,275
                    Printing and shareholder reports                                                             218,985
                    Transfer agent fees--Class A (Note 2)                                                        151,031
                    Registration fees (Note 1f)                                                                   95,987
                    Professional fees                                                                             89,852
                    Transfer agent fees--Class C (Note 2)                                                         81,268
                    Trustees' fees and expenses                                                                   36,861
                    Amortization of organization expenses (Note 1f)                                               25,430
                    Pricing fees                                                                                  22,461
                    Other                                                                                         56,228
                                                                                                          --------------
                    Total expenses                                                                            20,188,884
                                                                                                          --------------
                    Investment income--net                                                                     2,812,220
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                   $   73,773,675
(Loss) on             Foreign currency transactions--net                                     (3,215,404)      70,558,271
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       (4,404,233)
(Notes 1b, 1c,        Foreign currency transactions--net                                        996,884       (3,407,349)
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             67,150,922
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   69,963,142
                                                                                                          ==============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Year Ended May 31,
                    Increase (Decrease) in Net Assets:                                         1997             1996
Operations:         Investment income--net                                               $    2,812,220   $    7,131,549
                    Realized gain on investments and foreign currency
                    transactions--net                                                        70,558,271       75,604,968
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   (3,407,349)     100,273,961
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     69,963,142      183,010,478
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (2,005,712)              --
Shareholders          Class B                                                                (7,119,954)              --
(Note 1g):            Class C                                                                  (484,716)              --
                      Class D                                                                (2,664,054)              --
                    In excess of investment income--net:
                      Class A                                                                  (101,732)              --
                      Class B                                                                  (361,132)              --
                      Class C                                                                   (24,585)              --
                      Class D                                                                  (135,124)              --
                    Realized gain on investment--net:
                      Class A                                                                (2,645,936)              --
                      Class B                                                               (21,542,693)              --
                      Class C                                                                (1,111,282)              --
                      Class D                                                                (4,085,666)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (42,282,586)              --
                                                                                         --------------   --------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                           (540,177,741)    (149,701,161)
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                (512,497,185)      33,309,317
                    Beginning of year                                                     1,284,132,438    1,250,823,121
                                                                                         --------------   --------------
                    End of year*                                                         $  771,635,253   $1,284,132,438

                   *Undistributed investment income--net (Note 1h)                       $           --   $    9,462,216
                                                                                         ==============   ==============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                                                    Class A                          Class B
                    The following per share data and ratios                For the                                  For the
                    have been derived from information                     Period                                   Period
                    provided in the financial statements.                  Oct. 21,                                 July 30,
                                                           For the Year   1994++ to           For the Year         1993++ to
                    Increase (Decrease) in                 Ended May 31,    May 31,           Ended May 31,          May 31,
                    Net Asset Value:                    1997++++  1996++++   1995    1997++++   1996++++    1995    1994++++
Per Share           Net asset value, beginning of
Operating           period                           $  11.94   $  10.25  $  11.73  $  11.76   $  10.19  $  11.44  $  10.00
Performance:                                         --------   --------  --------  --------   --------  --------  --------
                    Investment income (loss)--net         .12        .16       .26       .01        .04       .02      (.02)
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions
                    --net                                1.09       1.53     (1.05)     1.08       1.53      (.69)     1.46
                                                     --------   --------  --------  --------   --------  --------  --------
                    Total from investment
                    operations                           1.21       1.69      (.79)     1.09       1.57      (.67)     1.44
                                                     --------   --------  --------  --------   --------  --------  --------
                    Less dividends and
                    distributions:
                      Investment income--net             (.24)        --      (.15)     (.10)        --      (.04)       --
                      In excess of investment
                      income--net                        (.01)        --        --      (.01)        --        --        --
                      Realized gain on
                      investments--net                   (.32)        --      (.54)     (.32)        --      (.54)       --
                                                     --------   --------  --------  --------   --------  --------  --------
                    Total dividends and
                    distributions                        (.57)        --      (.69)     (.43)        --      (.58)       --
                                                     --------   --------  --------  --------   --------  --------  --------
                    Net asset value, end of
                    period                           $  12.58   $  11.94  $  10.25  $  12.42   $  11.76  $  10.19  $  11.44
                                                     ========   ========  ========  ========   ========  ========  ========

Total Investment    Based on net asset value per
Return:**           share                              10.76%     16.49%    (6.78%)+++ 9.70%     15.41%    (5.91%)   14.40%+++
                                                     ========   ========  ========  ========   ========  ========  ========


Ratios to Average   Expenses                            1.11%      1.06%     1.23%*    2.14%      2.09%     2.13%     2.07%*
Net Assets:                                          ========   ========  ========  ========   ========  ========  ========
                    Investment income (loss)--net       1.04%      1.47%     4.64%*     .08%       .37%      .23%     (.19%)*
                                                     ========   ========  ========  ========   ========  ========  ========
Supplemental        Net assets, end of period (in
Data:               thousands)                       $ 44,624   $116,628 $  74,478  $583,213   $945,368  $961,941  $844,295
                                                     ========   ========  ========  ========   ========  ========  ========
                    Portfolio turnover                 60.56%     71.86%    63.95%    60.56%     71.86%    63.95%    50.63%
                                                     ========   ========  ========  ========   ========  ========  ========
                    Average commission rate
                    paid++++++                       $  .0004   $  .0005        --  $  .0004   $  .0005        --        --
                                                     ========   ========  ========  ========   ========  ========  ========

   [FN]
        *Annualized.
       **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
      +++Aggregate total investment return.
     ++++Based on average shares outstanding during the period.
   ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

         See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)

                                                                    Class C                          Class D
                    The following per share data and ratios                For the                                  For the
                    have been derived from information                     Period                                   Period
                    provided in the financial statements.                  Oct. 21,                                 July 30,
                                                           For the Year   1994++ to           For the Year         1993++ to
                    Increase (Decrease) in                 Ended May 31,    May 31,           Ended May 31,          May 31,
                    Net Asset Value:                    1997++++  1996++++   1995    1997++++   1996++++    1995    1994++++
Per Share           Net asset value, beginning
Operating           of period                        $  11.65   $  10.10  $  11.62  $  11.94   $  10.27  $  11.51  $  10.00
Performance:                                         --------   --------  --------  --------   --------  --------  --------
                    Investment income--net                 --+++++   .05       .24       .10        .13       .10       .04
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions
                    --net                                1.08       1.50     (1.09)     1.09       1.54      (.68)     1.47
                                                     --------   --------  --------  --------   --------  --------  --------
                    Total from investment
                    operations                           1.08       1.55      (.85)     1.19       1.67      (.58)     1.51
                                                     --------   --------  --------  --------   --------  --------  --------
                    Less dividends and
                    distributions:
                      Investment income--net             (.14)        --      (.13)     (.21)        --      (.12)       --
                      In excess of investment
                      income--net                        (.01)        --        --      (.01)        --        --        --
                      Realized gain on investments
                      --net                              (.32)        --      (.54)     (.32)        --      (.54)       --
                                                     --------   --------  --------  --------   --------  --------  --------
                    Total dividends and
                    distributions                        (.47)        --      (.67)     (.54)        --      (.66)       --
                                                     --------   --------  --------  --------   --------  --------  --------
                    Net asset value, end of
                    period                           $  12.26   $  11.65  $  10.10  $  12.59   $  11.94  $  10.27  $  11.51
                                                     ========   ========  ========  ========   ========  ========  ========

Total Investment    Based on net asset value per
Return:**           share                               9.71%     15.35%    (7.36%)+++10.50%     16.26%    (5.11%)   15.10%+++
                                                     ========   ========  ========  ========   ========  ========  ========

Ratios to Average   Expenses                            2.15%      2.09%     2.30%*    1.36%      1.31%     1.34%     1.31%*
Net Assets:                                          ========   ========  ========  ========   ========  ========  ========
                    Investment income--net               .04%       .45%     4.26%*     .86%      1.13%      .85%      .55%*
                                                     ========   ========  ========  ========   ========  ========  ========

Supplemental        Net assets, end of period
Data:               (in thousands)                   $ 24,774   $ 46,985  $ 25,822  $119,024   $175,151  $188,583  $208,007
                                                     ========   ========  ========  ========   ========  ========  ========
                    Portfolio turnover                 60.56%     71.86%    63.95%    60.56%     71.86%    63.95%    50.63%
                                                     ========   ========  ========  ========   ========  ========  ========
                    Average commission rate
                    paid++++++                       $  .0004   $  .0005        --  $  .0004   $  .0005        --        --
                                                     ========   ========  ========  ========   ========  ========  ========

              [FN]
            *Annualized.
           **Total investment returns exclude the effect of sales loads. +++Aggregate total investment return.
        +++++Amount is less than $.01 per share.
           ++Commencement of Operations.
         ++++Based on average shares outstanding during the period.
       ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


             See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign urrencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $622,573 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the year ended May 31, 1997, MLAM paid MLAM U.K. a fee of $1,042,511 pursuant to such Agreement.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                  Account    Distribution
                              Maintenance Fee     Fee

Class B                            0.25%         0.75%
Class C                            0.25%         0.75%
Class D                            0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 1997, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                    MLFD        MLPF&S

Class A                           $  439       $ 6,114
Class D                           $5,823       $92,339


For the year ended May 31, 1997, MLPF&S received contingent deferred sales charges of $3,245,523 and $19,009 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $81,635 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1997 were $579,746,667 and $1,155,037,166, respectively.

Net realized and unrealized gains (losses) as of May 31, 1997 were as follows:


                                      Realized         Unrealized
                                   Gains (Losses)    Gains (Losses)
Investments:
 Long-term                        $  78,491,953     $  91,012,021
 Short-term                                (747)          (65,869)
 Stock index futures contracts         (157,684)        1,167,405
 Options written                       (484,700)         (531,547)
 Options purchased                   (4,075,147)          467,685
                                  -------------     -------------
Total investments                    73,773,675        92,049,695
Currency transactions:
 Options purchased                     (394,747)        1,747,280
 Forward foreign exchange
 contracts                           (3,203,676)         (440,983)
 Foreign currency transactions          383,019          (381,000)
                                  -------------     -------------
Total currency transactions          (3,215,404)          925,297
                                  -------------     -------------
Total                             $  70,558,271     $  92,974,992
                                  =============     =============

Transactions in call options written for the year ended May 31, 1997 were as follows:

                                    Nominal Value
                                     Covered by         Premiums
                                   Written Options      Received
Outstanding call options written
at beginning of year               $        150      $    450,000
Options written                             288         1,240,523
Options expired                            (438)       (1,690,523)
                                   ------------      ------------
Outstanding call options
written at end of year             $         --      $         --
                                   ============      ============

Transactions in put options written for the year ended May 31, 1997 were as follows:

                                    Nominal Value
                                     Covered By         Premiums
                                   Written Options      Received

Outstanding put options written
at beginning of year               $      3,655      $     85,749
Options written                       3,469,627           520,444
Options expired                          (3,655)          (85,749)
                                   ------------      ------------
Outstanding put options written
at end of year                     $  3,469,627      $    520,444
                                   ============      ============


As of May 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $88,843,859, of which $115,709,201 related to appreciated securities and $26,865,342 related to depreciated securities. At May 31, 1997, the aggregate cost of investments, net of investment options for Federal income tax purposes was $619,401,977.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest trans-actions was $540,177,741 and $149,701,161 for the years ended May
31, 1997 and May 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         5,010,009  $  58,060,092
Shares issued to shareholders
in reinvestment of dividends
and distributions                     282,319      3,161,968
                                -------------  -------------
Total issued                        5,292,328     61,222,060
Shares redeemed                   (11,515,661)  (133,217,324)
                                -------------  -------------
Net decrease                       (6,223,333) $ (71,995,264)
                                =============  =============

NOTES TO FINANCIAL STATEMENTS (concluded)




Class A Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                         8,917,021  $  98,608,956
Shares redeemed                    (6,414,907)   (71,336,354)
                                -------------  -------------
Net increase                        2,502,114  $  27,272,602
                                =============  =============



Class B Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         8,217,094  $  94,876,821
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,266,047     25,175,777
                                -------------  -------------
Total issued                       10,483,141    120,052,598
Shares redeemed                   (43,718,602)  (502,263,658)
Automatic conversion of shares       (196,392)    (2,257,596)
                                -------------  -------------
Net decrease                      (33,431,853) $(384,468,656)
                                =============  =============



Class B Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                        20,260,350  $ 222,170,714
Shares redeemed                   (33,910,956)  (370,155,135)
Automatic conversion of shares       (343,919)    (4,169,385)
                                -------------  -------------
Net decrease                      (13,994,525) $(152,153,806)
                                =============  =============



Class C Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         2,069,688  $  23,614,446
Shares issued to shareholders
in reinvestment of dividends
and distributions                     131,890      1,446,828
                                -------------  -------------
Total issued                        2,201,578     25,061,274
Shares redeemed                    (4,213,047)   (47,925,938)
                                -------------  -------------
Net decrease                       (2,011,469) $ (22,864,664)
                                =============  =============


Class C Shares for the                              Dollar
Year Ended May 31, 1996               Shares        Amount

Shares sold                         3,578,857  $  39,004,743
Shares redeemed                    (2,103,452)   (22,986,000)
                                -------------  -------------
Net increase                        1,475,405  $  16,018,743
                                =============  =============



Class D Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         2,948,566  $  34,763,784
Automatic conversion of shares        193,325      2,257,596
Shares issued to shareholders
in reinvestment of dividends
and distributions                     526,815      5,910,863
                                -------------  -------------
Total issued                        3,668,706     42,932,243
Shares redeemed                    (8,890,251)  (103,781,400)
                                -------------  -------------
Net decrease                       (5,221,545) $ (60,849,157)
                                =============  =============



Class D Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                         5,012,975  $  55,718,753
Automatic conversion of shares        340,392      4,169,385
Shares redeemed                    (9,050,483)  (100,726,838)
                                -------------  -------------
Net decrease                       (3,697,116) $ (40,838,700)
                                =============  =============


5. Commitments:
At May 31, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell foreign currency with an approximate value of $1,089,000 and $33,898,000, respectively.

                   [This page intentionally left blank.]

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objective and Policies.........................................   2
 Investment Restrictions..................................................   6
Management of the Fund....................................................   9
 Trustees and Officers....................................................   9
 Compensation of Trustees.................................................  10
 Advisory and Management Arrangements.....................................  11
Purchase of Shares........................................................  13
 Initial Sales Charge Alternatives--Class A and Class D Shares............  13
 Reduced Initial Sales Charges............................................  15
 Employer-Sponsored Retirement or Savings Plans and Certain Other
   Arrangements...........................................................  17
 Distribution Plans.......................................................  17
 Limitations on the Payment of Deferred Sales Charges.....................  18
Redemption of Shares......................................................  19
 Deferred Sales Charges--Class B and Class C Shares.......................  20
Portfolio Transactions and Brokerage......................................  20
Determination of Net Asset Value..........................................  22
Shareholder Services......................................................  23
 Investment Account.......................................................  23
 Automatic Investment Plans...............................................  24
 Automatic Reinvestment of Dividends and Capital Gains Distributions......  24
 Systematic Withdrawal Plans--Class A and Class D Shares..................  24
 Exchange Privilege.......................................................  25
Dividends, Distributions and Taxes........................................  28
 Tax Treatment of Options, Futures and Forward Foreign Exchange
   Transactions...........................................................  30
 Special Rules for Certain Foreign Currency Transactions..................  31
Performance Data..........................................................  32
General Information.......................................................  34
 Description of Shares....................................................  34
 Computation of Offering Price Per Share..................................  35
 Independent Auditors.....................................................  35
 Custodian................................................................  35
 Transfer Agent...........................................................  35
 Legal Counsel............................................................  35
 Reports to Shareholders..................................................  36
 Additional Information...................................................  36
Independent Auditors' Report..............................................  37
Financial Statements......................................................  38

                                                        Code #16748 -- 0897

[LOGO] MERRILL LYNCH

Merrill Lynch
International
Equity Fund

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

    August 29, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A)FINANCIAL STATEMENTS

    Contained in Part A:

     Financial Highlights for each of the years in the three year period ended May 31, 1997, and the period July 30, 1993 (commencement of operations) to May 31, 1994.

    Contained in Part B:
     Financial Statements:

     Schedule of Investments as of May 31, 1997.

     Statement of Assets and Liabilities as of May 31, 1997.

     Statement of Operations for the year ended May 31, 1997.

     Statements of Changes in Net Assets for each of the years in the two year period ended May 31, 1997.

     Financial Highlights for each of the years in the three year period ended May 31, 1997, and the period July 30, 1993 (commencement of operations) to May 31, 1994.

  (B)EXHIBITS:

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
  1(a)   --Amended and Restated Declaration of Trust.(a)
   (b)   --Certificate of Establishment and Designation of Class A Shares and
          Class B Shares, dated June 11, 1993.(a)
   (c)   --Certificate of Amendment to Declaration of Trust and Establishment
          and Designation of Classes, dated October 17, 1994.(a)
  2      --Amended and Restated By-Laws of Registrant.(a)
  3      --None.
  4      --Copies of instruments defining the rights of shareholders, including the relevant portions of the Amended and Restated Declaration of
          Trust, as amended, Certificates of Establishment and Designation, and
          Amended and Restated By-Laws of Registrant.(b)
  5(a)   --Investment Advisory Agreement between the Registrant and Merrill
          Lynch Investment Management, Inc.(c)
   (b)   --Sub-Advisory Agreement between Merrill Lynch Investment Management,
          Inc. and Merrill Lynch Asset Management U.K. Limited.(c)
   (c)   --Supplement to Investment Advisory Agreement between Registrant and
          Merrill Lynch Asset Management, L.P.(d)
  6(a)   --Form of new Class A Shares Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.(e)
   (b)   --Class B Shares Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc.(c)
   (c)   --Letter Agreement between the Registrant and Merrill Lynch Funds
          Distributor, Inc. with respect to the Merrill Lynch Mutual Fund
          Adviser Program.(c)
   (d)   --Form of Class C Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.(e)
   (e)   --Form of Class D Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.(e)
  7      --None.
  8(a)   --Custodian Agreement between the Registrant and Brown Brothers
          Harriman & Co.(d)
   (b)   --Amendment to Custodian Agreement between the Registrant and Brown
          Brothers Harriman & Co.(f)
  9(a)   --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between Registrant and Merrill Lynch
          Financial Data Services, Inc.(c)
   (b)   --License Agreement relating to the use of the name between the
          Registrant and Merrill Lynch & Co., Inc.(c)

                                                 (footnote appears on next page)

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
  10     --Opinion of Brown & Wood LLP, counsel for the Registrant.
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  12     --None.
  13     --Certificate of Merrill Lynch Investment Management, Inc.(a)
  14     --None.
  15(b)  --Class B Shares Distribution Plan and Class B Shares Distribution
          Plan Sub-Agreement of Registrant.(c)
    (c)  --Form of Class C Shares Distribution Plan and Class C Shares
          Distribution Plan Sub-Agreement of Registrant.(e)
    (d)  --Form of Class D Shares Distribution Plan and Class D Shares
          Distribution Plan Sub-Agreement of Registrant.(e)
  16(a)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class A
          Shares.(a)
    (b)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class B
          Shares.(c)
    (c)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class C
          Shares.(a)
    (d)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class D
          Shares (formerly designated Class A Shares).(c)
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.
         --Merrill Lynch Select Pricing SM System Plan pursuant to Rule 18f-
  18      3.(g)

--------

(a) Filed on September 27, 1995, as an Exhibit to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-44917) (the "Registration Statement").

(b) Reference is made to Article I, Article II (Sections 2.2, 2.3, 2.4 and 2.7), Article III (Sections 3.1 and 3.4), Article IV (Sections 4.1, 4.3 and 4.4), Article V (Sections 5.1, 5.2, 5.3 and 5.5), Article VI (Sections 6.2, 6.3, 6.4, 6.5, 6.7 and 6.8), Article VII (Section 7.1), Article VIII (Sections 8.2 and 8.3), Article X (Sections 10.3, 10.4, 10.5, 10.6, 10.7
    and 10.8), Article XI (Sections 11.3, 11.4 and 11.5) and Article XII (Section 12.6) of the Registrant's Amended and Restated Declaration of Trust filed as Exhibit 1(a) to the Registration Statement; the Instrument of Establishment filed as Exhibit 1(b) to the Registration Statement; the Certificate of Amendment to the Declaration of Trust and Establishment and Designation of Classes filed as Exhibit 1(c) to the Registration Statement; and Article I, Article V, Article VI and Article VII of the Registrant's Amended and Restated By-Laws filed as Exhibit 2 to the Registration Statement.

(c) Filed on January 14, 1994, as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.

(d) Filed on September 29, 1994, as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.

(e) Filed on October 18, 1994, as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.

(f) Filed on September 27, 1996, as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement.

(g) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996 relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                  NUMBER OF
                                                              RECORD HOLDERS AT
TITLE OF CLASS                                                 JULY 31, 1997*
--------------                                                -----------------
Class A shares of beneficial interest, par value $0.10 per
share........................................................       4,097
Class B shares of beneficial interest, par value $0.10 per
 share.......................................................      53,321
Class C shares of beneficial interest, par value $0.10 per
 share.......................................................       2,873
Class D shares of beneficial interest, par value $0.10 per
 share.......................................................       8,955

                                                 (footnote appears on next page)

* The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:
"The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification."

  Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he or she is entitled to receive from the Registrant by reason of indemnification; and
(iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"), acts as investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

  (b) Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc.; MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc.,

MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus
MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since June 1, 1995, for his/her, or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the preceding paragraphs, and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                            POSITION WITH THE       OTHER SUBSTANTIAL BUSINESS, PROFESSION,
          NAME             INVESTMENT ADVISER               VOCATION OR EMPLOYMENT
          ----             ------------------       ---------------------------------------
 ML & Co. .............. Limited Partner          Financial Services Holding Company; Limited
                                                   Partner of FAM
 Princeton Services..... General Partner          General Partner of FAM
 Arthur Zeikel.......... President                President of FAM; President and Director of
                                                   Princeton Services; Director of MLFD;
                                                   Executive Vice President of ML & Co.
 Terry K. Glenn......... Executive Vice           Executive Vice President of FAM; Executive
                          President                Vice President and Director of Princeton
                                                   Services; President and Director of MLFD;
                                                   Director of MLFDS; President of Princeton
                                                   Administrators, L.P.
 Vincent R. Giordano.... Senior Vice President    Senior Vice President of FAM; Senior Vice
                                                   President of Princeton Services
 Elizabeth Griffin...... Senior Vice President    Senior Vice President of FAM
 Norman R. Harvey....... Senior Vice President    Senior Vice President of FAM; Senior Vice
                                                   President of Princeton Services
 Michael J. Hennewinkel. Senior Vice President    Senior Vice President of FAM; Senior Vice
                                                   President of Princeton Services
 Philip L. Kirstein..... Senior Vice President,   Senior Vice President, General Counsel and
                          General Counsel and      Secretary of FAM; Senior Vice President,
                          Secretary                General Counsel, Director and Secretary of
                                                   Princeton Services; Director of MLFD
 Ronald M. Kloss........ Senior Vice President    Senior Vice President and Controller of
                          and Controller           FAM; Senior Vice President and Controller
                                                   of Princeton Services

                            POSITION WITH THE      OTHER SUBSTANTIAL BUSINESS, PROFESSION,
          NAME             INVESTMENT ADVISER              VOCATION OR EMPLOYMENT
          ----             ------------------      ---------------------------------------
 Stephen M.M. Miller.... Senior Vice President   Executive Vice President of Princeton
                                                  Administrators, L.P.; Senior Vice
                                                  President of Princeton Services
 Joseph T. Monagle, Jr.. Senior Vice President   Senior Vice President of FAM; Senior Vice
                                                  President of Princeton Services
 Michael L. Quinn....... Senior Vice President   Senior Vice President of FAM; Senior Vice
                                                  President of Princeton Services; Managing
                                                  Director and First Vice President of
                                                  Merrill Lynch from 1989 to 1995
 Gerald M. Richard...... Senior Vice President   Senior Vice President and Treasurer of FAM;
                          and Treasurer           Senior Vice President and Treasurer of
                                                  Princeton Services; Vice President and
                                                  Treasurer of MLFD
 Ronald L. Welburn...... Senior Vice President   Senior Vice President of FAM; Senior Vice
                                                  President of Princeton Services
 Anthony Wiseman........ Senior Vice President   Senior Vice President of Princeton Services

  (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since June 1, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the preceding paragraphs:

                                                    OTHER SUBSTANTIAL BUSINESS, PROFESSION,
          NAME          POSITION WITH MLAM U.K.             VOCATION OR EMPLOYMENT
          ----          -----------------------     ---------------------------------------
 Arthur Zeikel......... Director and Chairman     President of the Investment Adviser and
                                                   FAM; President and Director of Princeton
                                                   Services; Director of MLFD; Executive Vice
                                                   President of ML & Co.

                         POSITION WITH MLAM     OTHER SUBSTANTIAL BUSINESS, PROFESSION,
         NAME                   U.K.                    VOCATION OR EMPLOYMENT
         ----            ------------------     ---------------------------------------
Alan J. Albert........ Senior Managing        Vice President of the Investment Adviser
                        Director
Nicholas C.D. Hall.... Director               Director of Merrill Lynch Europe PLC;
                                               General Counsel of Merrill Lynch
                                               International Private Banking Group
Gerald M. Richard..... Senior Vice President  Senior Vice President and Treasurer of the
                                               Investment Adviser and FAM; Senior Vice
                                               President and Treasurer of Princeton
                                               Services; Vice President and Treasurer of
                                               MLFD
Carol Ann Langham..... Company Secretary      None
Debra Anne Searle..... Assistant Company      None
                        Secretary

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc. and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Program, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas, Graczyk and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2665.

                                         POSITION(S) AND OFFICE(S)  POSITION(S) AND OFFICES
                  NAME                           WITH MLFD              WITH REGISTRANT
                  ----                   -------------------------  -----------------------
 Terry K. Glenn........................ President and Director      Executive Vice President
 Arthur Zeikel......................... Director                    President and Trustee
 Philip L. Kirstein.................... Director                    None
 William E. Aldrich.................... Senior Vice President       None
 Robert W. Crook....................... Senior Vice President       None
 Michael J. Brady...................... Vice President              None
 William M. Breen...................... Vice President              None
 Michael G. Clark...................... Vice President              None
 James J. Fatseas...................... Vice President              None
 Michelle T. Lau....................... Vice President              None
 Debra W. Landsman-Yaros............... Vice President              None
 Gerald M. Richard..................... Vice President and          Treasurer
                                         Treasurer
 Salvatore Venezia..................... Vice President              None
 William Wasel......................... Vice President              None
 Robert Harris......................... Secretary                   None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Advisory and Management Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Advisory and Management Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 28th day of August 1997.

                                          Merrill Lynch International Equity
                                           Fund
                                                      (Registrant)

                                                   /s/ Gerald M. Richard
                                          By: _________________________________
                                              (GERALD M. RICHARD, TREASURER)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

              SIGNATURE                         TITLE                DATE

           Arthur Zeikel*               President and
-------------------------------------    Trustee
           (ARTHUR ZEIKEL)               (Principal Executive Officer)

                                        Treasurer (Principal Financial
       Gerald M. Richard*                and Accounting
-------------------------------------    Officer)
         (GERALD M. RICHARD)

            Donald Cecil*               Trustee
-------------------------------------
           (DONALD CECIL)

          Edward H. Meyer*              Trustee
-------------------------------------
          (EDWARD H. MEYER)

         Charles C. Reilly*             Trustee
-------------------------------------
         (CHARLES C. REILLY)

          Richard R. West*              Trustee
-------------------------------------
          (RICHARD R. WEST)

         Edward D. Zinbarg*             Trustee
-------------------------------------
         (EDWARD D. ZINBARG)


        /s/ Gerald M. Richard
*By: ________________________________                           August 28, 1997
  (GERALD M. RICHARD, ATTORNEY-IN-
                FACT)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER
 -------
  10     --Opinion of Brown & Wood LLP, counsel for the Registrant.
         --Consent of Deloitte & Touche LLP, independent auditors for the
  11      Registrant.
  17(a)  --Financial Data Schedule for Class A shares.
    (b)  --Financial Data Schedule for Class B shares.
    (c)  --Financial Data Schedule for Class C shares.
    (d)  --Financial Data Schedule for Class D shares.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC O IMAGE                            OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill lynch            back cover of Statement of
logo including stylized market              Additional Information
bull